                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                            Cooper Industries, LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                         (COOPER INDUSTRIES, LTD. LOGO)

March 18, 2004

Dear Shareholder:

On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Cooper Industries' shareholders. The meeting will be held on Tuesday, April 27, 2004, at 11:00 a.m. in the J.P. Morgan Chase Center Auditorium, 601 Travis Street, Houston, Texas.

The notice of meeting and proxy statement following this letter describe the business to be conducted at the meeting, including the election of three directors.

To make it easier for you to vote your shares, we are pleased to offer Internet and telephone voting for registered shareholders. Your proxy card and the Notice of Annual Meeting on the inside cover of this proxy statement describe how to use these services. PLEASE TAKE A MOMENT NOW TO VOTE YOUR PROXY VIA THE INTERNET, BY TELEPHONE OR BY SIGNING AND RETURNING YOUR PROXY CARD IN THE ENVELOPE PROVIDED, even if you plan to attend the meeting. If you elected to receive your proxy statement electronically, you will not receive a proxy card and must vote via the Internet or by telephone. YOUR VOTE IS IMPORTANT.

The Board of Directors appreciates and encourages shareholder participation. Thank you for your continued support.

Sincerely,

/s/ H. JOHN RILEY, JR.

H. JOHN RILEY, JR.
Chairman, President and
Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             COOPER INDUSTRIES, LTD.
                                  P.O. BOX 4446
                              HOUSTON, TEXAS 77210

TIME.............................   11:00 a.m. on Tuesday, April 27, 2004.

PLACE............................   J.P. Morgan Chase Center Auditorium, 601
                                    Travis Street, Houston, Texas. Free parking is available at the J.P. Morgan Chase
                                    Center.

ITEMS OF BUSINESS................   1.  Elect three directors for the term
                                        expiring at the 2007 Annual Meeting of
                                        Shareholders.

                                    2. Appoint Ernst & Young LLP as independent auditors of Cooper for the year ending December 31, 2004 and authorize the Audit Committee of the Board of Directors to determine their remuneration.

                                    3.  Approve the Amended and Restated Stock
                                        Incentive Plan.

                                    4.  If presented at the meeting, consider
                                        and vote upon a shareholder proposal
                                        requesting the Board of Directors to
                                        report to shareholders on social and
                                        environmental issues related to
                                        sustainability.

                                    5.  If presented at the meeting, consider
                                        and vote upon a shareholder proposal
                                        relating to executive equity
                                        compensation plans.

                                    6.  Consider any other matters to come
                                        properly before the meeting or any
                                        adjournment thereof.

RECORD DATE......................   Holders of Class A common shares of record
                                    at the close of business on March 1, 2004, may vote at the meeting.

FINANCIAL STATEMENTS.............   Our audited financial statements for the
                                    year ended December 31, 2003, and the
                                    related Management's Discussion and Analysis of Financial Condition and Results of Operations are included in our Form 10-K, which is contained in the Annual Report that you received in this mailing.

VOTING YOUR PROXY................   In order to avoid additional soliciting
                                    expense to Cooper, please vote your proxy as soon as possible, even if you plan to attend the meeting. Shareholders of record can vote by one of the following methods:

                                    1.  CALL 1-877-779-8683 from the U.S. and
                                        Canada (this call is free) or
                                        001-201-536-8073 from all other
                                        countries to vote by telephone anytime
                                        up to 12:00 midnight New York time on
                                        April 26, 2004; OR

                                    2.  GO TO THE WEBSITE:
                                        www.eproxyvote.com/cbe to vote over the
                                        Internet anytime up to 12:00 midnight
                                        New York time on April 26, 2004; OR

                                    3.  MARK, SIGN, DATE AND RETURN your proxy
                                        card in the enclosed postage-paid
                                        envelope. If you are voting by telephone or the Internet, please do not mail your proxy card.

                                         By order of the Board of Directors:

                                         /S/ TERRANCE V. HELZ

                                         TERRANCE V. HELZ
                                         Associate General Counsel and Secretary
Houston, Texas
March 18, 2004

                                TABLE OF CONTENTS

Questions and Answers............................................................................        2
Cooper Stock Ownership...........................................................................        5
Proposal 1: Election of Directors................................................................        6
Information about Management and Organization of the Board of Directors..........................        9
Executive Management Compensation................................................................       13
Company Performance..............................................................................       17
Management Development and Compensation Committee Report on Executive Compensation...............       18
Other Compensation Matters.......................................................................       21
Audit Committee Report ..........................................................................       25
Relationship with Independent Auditors...........................................................       25
Proposal 2: Appointment of Independent Auditors..................................................       26
Proposal 3: Approval of the Amended and Restated Stock Incentive Plan............................       27
Proposal 4: Shareholder Proposal for a Sustainability Report.....................................       32
Proposal 5: Shareholder Proposal relating to Executive Equity Compensation Plans.................       34
Appendix A: Cooper Director Independence Standards...............................................      A-1
Appendix B: Amended and Restated Stock Incentive Plan............................................      B-1

                                 PROXY STATEMENT

         We have sent you this booklet and proxy card because the Board of Directors of Cooper Industries, Ltd. ("Cooper") is soliciting your proxy to vote at our 2004 Annual Meeting of Shareholders on April 27, 2004. This booklet contains information about the items being voted on at the Annual Meeting and information about Cooper.

                              QUESTIONS AND ANSWERS

WHAT MAY I VOTE ON?

     -    The election of three nominees to serve on our Board of Directors;

     - The appointment of Ernst & Young LLP as independent auditors of Cooper for the year ending December 31, 2004 and authorization of the Audit Committee of the Board of Directors to determine their remuneration;

     -    The approval of the Amended and Restated Stock Incentive Plan;

     - If presented, a shareholder proposal that the Board of Directors report to shareholders on social and environmental issues related to sustainability; and

     - If presented, a shareholder proposal relating to executive equity compensation plans.

HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

     The Board recommends voting:

     -    FOR each of the nominees for the Board of Directors;

     - FOR the appointment of Ernst & Young LLP as independent auditors of Cooper;

     -    FOR approval of the Amended and Restated Stock Incentive Plan;

     -    AGAINST the shareholder proposal regarding sustainability reporting;
          and

     - AGAINST the shareholder proposal relating to executive equity compensation plans.

WHO IS ENTITLED TO VOTE?

     Holders of Class A common shares as of the close of business on March 1, 2004 may vote at the Annual Meeting.

HOW DO I VOTE?

     You may vote your shares by means of a proxy using one of the following three methods of voting:

     -    electronically using the Internet,

     -    by telephone, or

     - by signing and dating the enclosed proxy card and returning it in the prepaid envelope.

     The instructions for these three methods are contained on the Notice of Annual Meeting which immediately follows the cover page of this proxy statement and also on the enclosed proxy card. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted as recommended by the Board of Directors. The giving of such proxy does not affect your right to vote in person if you attend the meeting.

CAN I REVOKE MY PROXY CARD?

     Whichever voting method you use, you have the right to revoke your proxy at any time before the meeting by:

     - filing with Cooper's Corporate Secretary an instrument revoking your proxy;

     -    attending the meeting and giving notice of revocation; or

     - submitting a later-dated proxy by any of the three voting methods described above.

IS MY VOTE CONFIDENTIAL?

     Proxy cards, proxies delivered by Internet or telephone, ballots and voting tabulations that identify individual shareholders are mailed or returned directly to an independent inspector of election, and handled in a manner that protects your voting privacy. The independent inspector of election will count the votes. We have adopted a confidential voting policy which provides that your vote will not be disclosed except: (1) to respond to written comments on the proxy card; (2) as required by law; or (3) in other limited circumstances, such as a proxy contest in opposition to the Board.

WHAT SHARES ARE INCLUDED ON MY PROXY CARD?

     The shares listed on your proxy card represent ALL of your record shares, including the following, as applicable:

     -    shares held in the Cooper Dividend Reinvestment and Stock Purchase
          Plan;

     - shares held in custody for your account by J.P. Morgan Chase Bank, as Trustee of the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan ("CO-SAV"); and

     - shares acquired through Cooper's Employee Stock Purchase Plan that are being held in a book-entry account at EquiServe Trust Company N.A., Cooper's transfer agent.

     If you do not properly submit your proxy by one of the three methods described above, your shares (except for CO-SAV) will not be voted. See the question below for an explanation of the voting procedure for CO-SAV shares. If you hold shares in a broker account, you will receive a separate proxy card and instructions from your broker.

HOW IS COOPER STOCK IN CO-SAV VOTED?

     If you hold Cooper Class A common shares through CO-SAV, you must instruct the CO-SAV Trustee, J.P. Morgan Chase Bank, how to vote your shares. If you do not properly submit your proxy by one of the three methods described above (or if you submit your proxy with an unclear voting designation, or with no voting designation at all), then the Trustee will vote the shares in your CO-SAV account in proportion to the way the other CO-SAV participants voted their shares. The Trustee will also vote Class A common shares not yet allocated to participants' accounts in proportion to the way that CO-SAV participants voted their shares. CO-SAV votes receive the same confidentiality as all other shares voted.

HOW MANY SHARES CAN VOTE?

     As of the March 1, 2004 record date, 94,118,246 Class A common shares were issued and outstanding. These are the only securities entitled to vote. Each holder of Class A common shares is entitled to one vote for each share held. Cooper's subsidiary, Cooper Industries, Inc., held 1,034,000 Class A common shares on March 1, 2004. A voting agreement requires that the Class A common shares held by Cooper Industries, Inc. will be voted (or abstained from voting) in the same proportion as the Class A common shares held by other shareholders. As a result, the voting of shares held by Cooper Industries, Inc. does not dilute the voting power of other shareholders. Cooper's Class B common shares, which are held by Cooper Industries, Inc., have no vote on the matters presented at this meeting.

WHAT VOTE IS REQUIRED FOR APPROVAL?

     Provided a quorum is present, the election of a director, the appointment of the independent auditors, the approval of the Amended and Restated Stock Incentive Plan, and the approval of each of the shareholder proposals require the affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on such matters. Abstentions have the same effect as a vote against the proposal. Broker nonvotes are not counted for purposes of voting, but are counted for purposes of a quorum.

WHAT IS A "QUORUM"?

     A "quorum" is a majority of the issued and outstanding Class A common shares. Shareholders may represent their shares by attending the meeting or their shares may be represented at the meeting by proxy. There must be a quorum for the meeting to be held. If you submit a valid proxy by any of the described methods, even if you abstain from voting, then you will be considered part of the quorum.

WHO CAN ATTEND THE ANNUAL MEETING?

     If you own Cooper shares on March 1, 2004, you may attend the Annual Meeting. Please indicate on your proxy if you plan to attend. If your shares are held through a broker and you would like to attend, please write to Terrance V. Helz, Associate General Counsel and Secretary, Cooper Industries, Ltd., 600 Travis Street, Suite 5800, Houston, Texas 77002, or bring proof of ownership to the meeting.

HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

     Although we do not know of any other business to be considered at the 2004 Annual Meeting, if any other business is presented at the Annual Meeting, your proxy will be voted as determined by the persons voting the proxies.

WHEN ARE THE SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING DUE?

     All shareholder proposals must be submitted in writing to Terrance V. Helz, Associate General Counsel and Secretary, Cooper Industries, Ltd., 600 Travis Street, Suite 5800, Houston, Texas 77002. Any shareholder who intends to present a proposal at the 2005 Annual Meeting of Shareholders must deliver the proposal to us so that it is received no later than November 18, 2004, to have the proposal included in our proxy materials for that meeting. Shareholder proposals must also meet other requirements of the Securities and Exchange Act of 1934 to be eligible for inclusion. If a shareholder proposal is received after February 1, 2005, the persons voting the proxies may vote in their discretion on such proposal as to all the shares for which they have received proxies for the 2005 Annual Meeting of Shareholders.

WHAT ARE THE COSTS OF THIS PROXY SOLICITATION?

     We have retained Georgeson Shareholder Communications, Inc. to assist in the distribution of proxy materials and solicitation of votes for a fee of $16,000, plus out-of-pocket expenses. We also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses of forwarding proxy and solicitation materials to shareholders. Our directors, officers and employees may also solicit proxies without additional compensation by letter, telephone or otherwise. We will bear all expenses of solicitation.

                             COOPER STOCK OWNERSHIP

         As of March 1, 2004, there were 25,974 registered holders of Class A common shares. We know of no person who was the beneficial owner of more than five percent of the outstanding shares of any class of voting securities as of that date, other than the following which have filed statements of ownership on
Schedule 13G with the Securities and Exchange Commission.

                                                                                          AMOUNT AND
                                                                                           NATURE OF
                                                                                          BENEFICIAL      PERCENT
        TITLE AND CLASS          NAME AND ADDRESS OF BENEFICIAL OWNER                      OWNERSHIP      OF CLASS
        ---------------          ------------------------------------                      ---------      --------
Class A common shares ......        AXA                                                   12,485,223(1)      13.3%
                                    25 Avenue Matignon
                                    75008 Paris, France

Class A common shares ......        T. Rowe Price Associates, Inc.                         5,899,088(2)       6.3%
                                    100 E. Pratt Street
                                    Baltimore, MD 21202

-------------------

(1) Based on Schedule 13G dated February 13, 2004 filed jointly on behalf of AXA Financial, Inc., AXA, and three French mutual insurance companies (AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle) as a group. Individually and as a group, the French mutual insurance companies, AXA Financial, Inc. and AXA have sole voting power over 5,897,145 shares, shared voting power over 1,525,038 shares, sole dispositive power over 12,485,223 shares and shared dispositive power over no shares. The shares are beneficially owned directly by AXA entities or subsidiaries of AXA Financial, Inc. as follows: Alliance Capital Management L.P. - 12,484,434 shares; and The Equitable Life Assurance Society of the United States - 789 shares. The addresses of the joint filers are: AXA Assurances I.A.R.D. Mutuelle and AXA Assurances Vie Mutuelle, 370 rue Saint Honore, 75001 Paris, France; AXA Courtage Assurance Mutuelle, 26 rue Louis le Grand, 75002 Paris, France; and AXA Financial, Inc., 1290 Avenue of the Americas, New York, New York 10104.

(2) Based on Schedule 13G dated February 13, 2004 filed by T. Rowe Price Associates, Inc. These securities are owned by various individual or institutional investors which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment advisor with power to direct investments and/or sole power to vote securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. Price Associates has sole voting power over 1,468,218 shares, shared voting power over no shares, sole dispositive power over 5,899,088 shares and shared dispositive power over no shares.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Board of Directors is divided into three classes. Each class is elected for a term of three years, so that the term of one class of directors expires at every meeting.

         The Board of Directors has nominated three persons for election as directors in the class whose term will expire in April 2007, or when their successors are elected and qualified. The nominees are: Stephen G. Butler, Dan
F. Smith and Gerald R. Smith. All of the nominees are directors and members of the class whose term expires at the meeting.

         If any nominee becomes unable to serve as a director, an event not now anticipated, it is intended that the shares represented by proxies will be voted for the election of a substitute nominated by the Board of Directors. Following is certain information with respect to the persons nominated as directors and the current directors who will continue as directors after the Annual Meeting.

                       NOMINEES FOR TERMS EXPIRING IN 2007

STEPHEN G. BUTLER                   Mr. Butler served as Chairman and Chief
Member - Audit Committee   (PHOTO)  Executive of KPMG LLP (accounting firm) from
  and Committee on                  1996 until June 30, 2002, when he retired.
  Nominations and                   He is also a director of ConAgra Foods, Inc.
  Corporate Governance              and Ford Motor Company.
Director since 2002
Age 56

DAN F. SMITH                        Mr. Smith has served as President and Chief
Member - Audit Committee,  (PHOTO)  Executive Officer of Lyondell Chemical
  Executive Committee and           Company (petrochemicals and refining
  Management Development            operations) since 1996. Since 1997, he has
  and Compensation                  also served as Chief Executive Officer of
  Committee                         Equistar Chemicals, LP, a joint venture
Director since 1998                 company owned 70.5% by Lyondell. He is also
Age 57                              adirector of Lyondell Chemical Company.

GERALD B. SMITH                     Mr. Smith is Chairman and Chief Executive
Member - Audit Committee   (PHOTO)  Officer of Smith Graham & Company, an
  and Committee on                  investment management firm that he founded
  Nominations and                   in 1990. He is also a director of Rorento
  Corporate Governance              Fund N.V., a Trustee of The Charles Schwab
Director since 2000                 Mutual Funds and a member of the Audit
Age 53                              Committee of Northern Border Partners, L.P.

                  PRESENT DIRECTORS WHOSE TERMS EXPIRE IN 2005

ROBERT M. DEVLIN                   Mr. Devlin is Chairman of Curragh Capital
Chairman - Management     (PHOTO)  Partners (venture capital, merchant banking).
  Development and                  He was Chairman, President and Chief
  Compensation Committee           Executive Officer of American General
Member - Executive                 Corporation (financial services) from 1997
  Committee and Committee          until September 2001. He is also a director
  on Nominations and               of LKQ Corporation.
  Corporate Governance
Director since 1997
Age 63

LINDA A. HILL                      Ms. Hill is a Professor at the Harvard
Member - Audit Committee  (PHOTO)  Business School. She joined the faculty of
  and Management                   Harvard Business School in 1984 as an
  Development and                  Assistant Professor in organizational
  Compensation Committee           behavior and human resource management. She
Director since 1994                was named Associate Professor in 1991,
Age 47                             Professor in 1995 and the Wallace Brett
                                   Donham Professor of Business Administration in 1997. She is also a director of State
                                   Street Corporation.

JAMES J. POSTL                     Mr. Postl served as President and Chief
Member - Audit Committee  (PHOTO)  Executive Officer of Pennzoil Quaker State
  and  Committee on                Company (petroleum products) from May 2000
  Nominations  and                 until October 2002 when he retired. He joined
  Corporate Governance             Pennzoil in October 1998 as President and
Director since 2003                Chief Operating Officer. He is also a
Age 58                             director of AutoZone, Inc.

H. JOHN RILEY, JR.                 Mr. Riley is Chairman, President and Chief
Chairman - Executive      (PHOTO)  Executive Officer of Cooper Industries, Ltd.
  Committee                        He was named President and Chief Operating
Director since 1992                Executive Officer in 1995 and Chairman in
Age 63                             1996. He is also a director of The Allstate
                                   Corporation and Baker Hughes Incorporated.

                  PRESENT DIRECTORS WHOSE TERMS EXPIRE IN 2006

IVOR J. EVANS                        Mr. Evans is Vice Chairman of Union Pacific
Member - Management         (PHOTO)  Corporation and its principal operating
  Development and                    company, Union Pacific Railroad Company
  Compensation Committee             (rail carrier and transportation). He
  and Committee on                   previously served as President and Chief
  Nominations and                    Operating Officer of Union Pacific Railroad
  Corporate Governance               Company since 1998. He also served in
Director since 2003                  various executive positions at Emerson
Age 61                               Electric Company from 1990 until 1998.  He
                                     is also a director of Union Pacific
                                     Corporation and Textron Inc.

CLIFFORD J. GRUM
Deputy Chairman                      Mr. Grum  served as Chairman of the Board
Chairman - Committee on     (PHOTO)  and Chief Executive Officer of
  Nominations and                    Temple-Inland Inc. (container and
  Corporate Governance               containerboard, pulp and paperboard,
Member - Executive                   building products and financial services)
  Committee and Management           from 1984 until 2000, when he retired. He
  Development and                    is also a director of Trinity Industries
  Compensation Committee             Inc. and Tupperware Corporation.
Director since 1982
Age 69

JAMES R. WILSON                      Mr. Wilson served as Chairman, President
Chairman - Audit Committee  (PHOTO)  and Chief Executive Officer of Cordant
Member - Management                  Technologies Inc. from 1995 until 2000,
  Development and                    when he retired.  He is also a director
  Compensation Committee             of Goodrich Corporation.
Director since 1997
Age 63

                  INFORMATION ABOUT MANAGEMENT AND ORGANIZATION
                            OF THE BOARD OF DIRECTORS

EXECUTIVE OFFICERS

         The table below contains certain information as of March 1, 2004 with respect to Cooper's present executive officers. All executive officers are elected to terms that expire at the organizational meeting of the Board of Directors, which follows the Annual Meeting of Shareholders.

                                                                                           YEARS OF    OFFICER
     NAME                                       POSITION                           AGE     SERVICE      SINCE
     ----                                       --------                           ---     -------      -----
H. John Riley, Jr. ........  Chairman, President and Chief Executive Officer        63        41         1982
Kirk S. Hachigian .........  Chief Operating Officer                                44         3         2001
Thomas P. Kellagher........  Senior Vice President, Strategic Planning              47         0         2003
                               and Business Development
Terry A. Klebe ............  Senior Vice President and Chief Financial              49         9         1995
                               Officer
Diane K. Schumacher .......  Senior Vice President, General Counsel                 50        24         1988
                               and Chief Compliance Officer
David R. Sheil ............  Senior Vice President, Human Resources and             47        18         1996
                               Chief Administrative Officer
Richard J. Bajenski .......  Vice President, Investor Relations                     51        22         1998
Thomas E. Briggs...........  Vice President, Sales and Marketing,                   58        24         2003
                               Cooper Connection
Kenneth V. Camarco ........  Vice President, Business Systems                       40        18         2003
Grant L. Gawronski ........  Vice President, Manufacturing Services                 41         1         2003
                               and Technology
Victoria B. Guennewig .....  Vice President, Public Affairs                         53         5         1999
David T. Gunther...........  Vice President, Internal Audit                         38         1         2003
Terrance V. Helz ..........  Associate General Counsel and Secretary                50        13         2001
Alan J. Hill ..............  Vice President and Treasurer                           59        26         1979
E. Daniel Leightman .......  Vice President, Taxes                                  63        16         1994
Jeffrey B. Levos ..........  Vice President and Controller                          43         4         2000
Brian D. Rayl..............  Vice President, Personnel                              48         6         2003
Robert W. Teets ...........  Vice President, Environmental Affairs and              53        26         1993
                                Risk Management

         All of the executive officers have been employed by Cooper in management positions for more than five years, except Kirk S. Hachigian, Thomas
P. Kellagher, Thomas E. Briggs, Grant L. Gawronski, David T. Gunther, Terrance
V. Helz, Jeffrey B. Levos and Brian D. Rayl. Kirk S. Hachigian joined Cooper in 2001 after serving as President and Chief Executive Officer of the Asia Pacific Operations unit of GE Lighting since 1997. Thomas P. Kellagher joined Cooper in 2003 after serving at Pennzoil-Quaker State as Group Vice President and Chief Financial Officer since 2000 and as Senior Vice President, Business Development since 1999. Thomas E. Briggs served as President of Cooper B-Line from May 2000 when Cooper acquired B-Line until January 2003 and from 1979 to 2000 served as President of B-Line Systems, a division of Sigma-Aldrich Co. Grant L. Gawronski joined Cooper after serving as General Manager, Global Six Sigma Quality, of GE Lighting since 2001 and as General Manager of the Asia Pacific Operations unit at GE Lighting from 1997 to 2001. David T. Gunther joined Cooper in 2002 after serving as Chief Accounting Officer of Enron Wind Corp. since 1999. Terrance V. Helz became Secretary of Cooper in 2001 after serving as Associate General Counsel and Assistant Secretary since 1998. Brian D. Rayl became Vice President, Personnel in 2003 after serving as Vice President, Human Resources at Cooper Crouse-Hinds from 1997 to 2003. Jeffrey B. Levos joined Cooper in 2000 after serving as Vice President and Controller of The Coastal Corporation since 1997.

SECURITY OWNERSHIP OF MANAGEMENT

         As of March 1, 2004, each director, nominee and executive officer named in the Summary Compensation Table beneficially owned the number of Cooper Class A common shares listed in the following table. Mr. Riley owned 1.2% of Cooper's outstanding Class A common shares as of that date. Each of the other named individuals owned less than 1%, and all directors and executive officers as a group beneficially owned 2.9% of Cooper's outstanding Class A common shares as of that date.

                                                                             NUMBER OF SHARES
NAME OF BENEFICIAL OWNER                                                   BENEFICIALLY OWNED(1)
------------------------                                                   ---------------------
H. John Riley, Jr. ................................................         1,123,956  (2)(3)
Stephen G. Butler .................................................             4,079  (4)
Robert M. Devlin ..................................................             9,221  (4)
Ivor J. Evans .....................................................             2,428  (4)
Clifford J. Grum ..................................................            27,721  (4)
Linda A. Hill  ....................................................             9,721  (4)
Ralph E. Jackson, Jr. .............................................           328,557
James J. Postl ....................................................             1,999  (4)
Dan F. Smith ......................................................            14,793  (4)
Gerald B. Smith  ..................................................             3,572  (4)
James R. Wilson  ..................................................            19,409  (4)
Kirk S. Hachigian  ................................................           250,660  (5)
Terry A. Klebe.....................................................           154,895  (2)
Diane K. Schumacher ...............................................           176,698  (3)
David R. Sheil.....................................................           160,042  (2)(3)

All Directors and Executive Officers as a Group ...................         2,798,767  (2)(3)(4)(5)

----------------------------

(1) Includes shares held by executive officers in the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan. Also includes shares issuable upon the exercise of options granted under either the Stock Incentive Plan or the Directors' Stock Plan that are exercisable within a period of 60 days from March 1, 2004, as follows: Mr. Riley - 886,000 shares; Mr. Devlin
     - 4,000 shares; Mr. Grum - 5,000 shares; Ms. Hill - 6,000 shares; Mr. Jackson - 298,500 shares; Mr. D. Smith - 3,000 shares; Mr. G. Smith - 1,000 shares; Mr. Wilson - 5,000 shares; Mr. Hachigian - 215,000 shares; Mr. Klebe - 137,932 shares; Ms. Schumacher - 145,999 shares; Mr. Sheil - 141,799 shares; and all directors and executive officers as a group - 2,258,484 shares.

(2) Includes shares the receipt of which has been deferred pursuant to the Stock Incentive Plan and the Executive Restricted Stock Incentive Plan, as follows: Mr. Riley - 134,713 shares; Mr. Klebe - 6,798 shares; Mr. Sheil - 517 shares; and all executive officers as a group - 161,273 shares.

(3) Includes shares the receipt of which has been deferred pursuant to the Management Annual Incentive Plan, as follows: Mr. Riley - 10,374 shares; Mr. Klebe - 1,698 shares; Ms. Schumacher - 2,607 shares; Mr. Sheil - 1,019 shares; and all executive officers as a group - 15,698 shares.

(4) Includes shares the receipt of which has been deferred by the directors under the Directors' Stock Plan and the Directors' Retainer Fee Stock Plan, as follows: Mr. Butler - 1,021 shares; Mr. Devlin - 1,021 shares; Mr. Evans
     - 2,428 shares; Mr. Grum - 1,021 shares; Ms. Hill - 1,021 shares; Mr. Postl
     - 1,999 shares; Mr. D. Smith - 10,993 shares; Mr. G. Smith - 1,021 shares; and Mr. Wilson - 12,709 shares.

(5) Includes 12,500 shares issuable within a period of 60 days from March 1, 2004, upon the lapse of restrictions on restricted stock units.

MEETINGS OF THE COOPER BOARD AND ITS COMMITTEES

     Our Board of Directors met on four occasions during 2003. All of the directors attended 75% or more of the meetings of the Board and the Committees of the Board on which they served. Also, Cooper's policy is to encourage all Board members to attend the Annual Meeting of Shareholders. All of the directors attended the 2003 Annual Meeting of Shareholders. Mr. Clifford J. Grum, as Deputy Chairman and as Chairman of the Committee on Nominations and Corporate Governance, will preside over the Board in the absence of the Chairman and in sessions held without management directors. Cooper's Corporate Governance Principles and the charters of the Audit Committee, Management Development and Compensation Committee and Committee on Nominations and Corporate Governance are available on Cooper's website at www.cooperindustries.com/governance. The Board has determined that all directors and committee members, except for H. John Riley, Jr., are independent under the applicable standards of the New York Stock Exchange and the categorical standards that have been adopted by the Board to assist it in making determinations of independence. A copy of these categorical standards is attached as Appendix A. Mr. Riley's lack of independence relates solely to his service as an executive officer of Cooper and is not due to any other transactions or relationships.

     Audit Committee

     The Audit Committee, which consists of all independent directors, held eight meetings during 2003. The Board has determined that the Chairman of the Audit Committee, Mr. James R. Wilson, qualifies as an "audit committee financial expert" under the federal securities laws. The Committee's principal responsibilities are to:

     - Confer with management and the independent auditors regarding financial reporting issues and practices.

     - Review SEC filings, including the annual financial statements and the annual report on Form 10-K.

     - Appoint, subject to shareholder approval, the independent auditors and review the auditors' independence, scope of annual audit and audit results.

     - Review the internal audit program and the corporate compliance program including compliance with Cooper's Code of Ethics and Business Conduct.

     -    Review the accounting principles and policies of Cooper.

   Executive Committee

   The Executive Committee, which is authorized to act on behalf of the full Board between regular meetings of the Board, held no meetings in 2003.

   Management Development and Compensation Committee

   The Management Development and Compensation Committee, which consists of all independent directors, held four meetings during 2003. The Committee's principal responsibilities are to:

     - Establish corporate compensation policies, including determining base salary and annual and long-term incentive awards for executive officers and other key employees.

     - Establish specific performance goals and objectives to be used to evaluate performance over a given period.

     - Evaluate the performance of executive officers and other key employees to determine whether performance goals and objectives have been attained and awards have been earned.

     - Determine stock option and long-term performance share grants to employees.

     - Review compliance with stock ownership guidelines for executive officers and other key employees.

     -    Review succession planning and executive development.

     -    Review pension plan asset management.

     Committee on Nominations and Corporate Governance

     The Committee on Nominations and Corporate Governance, which consists of all independent directors, held four meetings in 2003. The Committee's principal responsibilities are to:

     - Recommend nominees for election to the Board and Committee assignments.

     -    Review and recommend action on shareholder proposals.

     - Review corporate governance principles and oversee the operation, governance and compensation of the Board.

     -    Oversee the annual evaluation of the Board and its Committees.

     - Consider shareholder recommendations for nominees for election to the Board.

     Shareholders who submit recommendations for potential nominees for election to the Board must submit such recommendations in writing to Terrance V. Helz, Associate General Counsel and Secretary, Cooper Industries, Ltd., 600 Travis Street, Suite 5800, Houston, Texas 77002. Any recommendations received from shareholders will be evaluated in the same manner that potential nominees suggested by Board members, management or other parties are evaluated.

     The Board's current criteria for selecting new directors do not include specific minimum qualifications, but include criteria relating to a candidate's business experience and accomplishments, lack of conflicts of interest, ability to commit the time to serve effectively, personal characteristics, the Board's needs for a diversity of backgrounds and skills, and other pertinent considerations. The Committee on Nominations and Corporate Governance periodically reviews the appropriate skills, experience, perspectives and characteristics required of Board members or candidates in the context of the perceived needs of the Board at the time. The Committee generally uses a third-party search firm to assist in identifying potential Board candidates and in assessing and evaluating candidates. The Committee then identifies and recommends to the Board qualified candidates for nomination and the full Board makes a final determination.

METHODS FOR COOPER SHAREHOLDERS TO COMMUNICATE WITH NON-MANAGEMENT DIRECTORS

     Anyone who has a concern about Cooper's conduct, including any concerns about Cooper's accounting, financial reporting, internal controls or auditing matters, and who wish to make such concerns known to the non-management directors as a group may submit such concerns in writing at the following address: Board of Directors, c/o Senior Vice President, General Counsel and Chief Compliance Officer, Cooper Industries, Ltd., 600 Travis, Suite 5800, Houston, Texas 77002-1001. All such concerns shall be promptly forwarded to the presiding non-management director and any concerns about accounting, financial reporting, internal controls and auditing matters also shall be promptly forwarded to the Chairman of the Audit Committee. Such concerns shall be simultaneously reviewed and addressed by the Senior Vice President, General Counsel and Chief Compliance Officer, or her designee, in the same way that similar concerns are addressed by Cooper.

CODE OF ETHICS AND BUSINESS CONDUCT

     Cooper has adopted a Code of Ethics and Business Conduct that applies to its Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer and Controller. Cooper's Code of Ethics and Business Conduct also applies to its directors, officers and employees and is available on the Company's website at www.cooper industries.com/governance or is available in print to any shareholder who requests it. Cooper intends to satisfy the disclosure requirement under Item 10 of Form 8-K by posting on Cooper's website at the internet address noted in the previous sentence any amendments to, or waivers from, a provision of its Code of Ethics and Business Conduct that applies to its directors or executive officers.

                        EXECUTIVE MANAGEMENT COMPENSATION

         The following table presents information about compensation paid or accrued for services by the Chief Executive Officer and our five most highly compensated executive officers (the "Named Executives") for fiscal years 2001, 2002 and 2003.

                          SUMMARY COMPENSATION TABLE(1)

                                                                               LONG-TERM
                                                                          COMPENSATION AWARDS
                                                                       --------------------------
                                      ANNUAL COMPENSATION                                (g)
                                 --------------------------------          (f)        SECURITIES         (I)
             (a)                              (c)          (d)          RESTRICTED    UNDERLYING      ALL OTHER
          NAME AND               (b)         SALARY       BONUS        STOCK AWARDS     OPTIONS      COMPENSATION
     PRINCIPAL POSITION          YEAR         ($)          ($)           ($)(2)          (#)           ($)(3)
     ------------------          ----         ----         ----          -------         ----          ------
Riley, Jr., H. J. -              2003      $970,000    $1,685,400      $  963,221       207,000         $86,108
Chairman, President and          2002       970,000       943,500       2,787,200       414,000          43,650
Chief Executive Officer          2001       965,000             0               0       162,500          85,388

Jackson, Jr., R. E. - Deputy     2003       587,083       500,000               0             0          46,219
Chairman (4)                     2002       555,000       440,000               0       240,000          24,975
                                 2001       525,000             0               0        80,000          37,573

Hachigian, K.S. - Chief          2003       453,500       525,000         210,124        45,000          32,782
Operating Officer (5)            2002       413,750       275,000       1,045,200        90,000          27,619
                                 2001       283,333       700,000       2,076,000       140,000          12,750

Klebe, T. A. - Senior Vice       2003       398,725       425,000         185,950        40,000          27,393
President and Chief              2002       325,400       210,000         836,160        70,200          14,643
Financial Officer                2001       308,750             0               0        27,500          13,894

Schumacher, D. K. - Senior       2003       377,125       350,000         163,636        35,100          26,421
Vice President, General          2002       344,000       210,000         836,160        70,200          15,480
Counsel and Chief Compliance     2001       327,500             0               0        27,500          22,254
Officer

Sheil, D. R. - Senior            2003       338,500       322,500         163,636        35,100          24,683
Vice President, Human            2002       313,750       210,000         836,160        70,200          14,119
Resources and Chief              2001       297,917             0               0        27,500          22,802
Administrative Officer

------------------------

(1) Columns (e) "Other Annual Compensation" and (h) "LTIP Payouts" have been omitted since there are no amounts to report. The aggregate amount of perquisites and other personal benefits for any Named Executive does not exceed $50,000 or 10% of the total of annual salary and bonus for such Named Executive.

(2) Restricted stock unit award values in the table above are based on the closing price of Cooper Class A common shares on the New York Stock Exchange on the date of grant. Based on the closing price of Cooper Class A common shares on the New York Stock Exchange on December 31, 2003, the number and value of the aggregate restricted stock unit holdings of each of the Named Executives on such date were as follows: H.J. Riley, Jr. - 105,900 units ($6,134,787); K.S. Hachigian - 65,650 units ($3,803,105);
     T.A. Klebe - 29,000 units ($1,679,970); D.K. Schumacher - 28,400 units
     ($1,645,212); and D.R. Sheil - 28,400 units ($1,645,212). The restricted stock units granted in 2003 to the Named Executives other than Mr. Riley vest three years from the date of grant, in February 2006. The restricted stock units granted to Mr. Riley in 2003 and 2002 vest in December 2005 upon his retirement at age 65. The restricted stock units granted to Mr. Hachigian in 2002 vest in December 2006. The 60,000 restricted stock units granted to Mr. Hachigian in 2001 replace restricted stock grants forfeited upon his resignation from his prior employer and vest as follows: 15,000 units in each of April 2002 and 2003; 12,500 units in each of April 2004 and December 2005; and 5,000 units in April 2006. The 24,000 restricted stock units granted to each of Mr. Klebe, Ms. Schumacher and Mr. Sheil in 2002 vest as follows: 8,000 units in each of December 2004, 2005 and 2006. Depending on the specific award, dividend equivalents are payable on restricted stock units either on the dividend payment date or upon the date when the stock restrictions lapse.

(3) The figures in column (i) for 2003 include Cooper's contributions to the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan and to the Cooper Industries, Inc. Supplemental Excess Defined Contribution Plan, respectively, as follows: H. J. Riley, Jr. $3,638 and $82,470; R. E. Jackson, Jr. $3,688 and $42,531; K.S. Hachigian $7,945 and $24,837; T. A.
     Klebe $4,408 and $22,985; D. K. Schumacher $4,466 and $21,955; and D.R.
     Sheil $6,536 and $18,146.

(4) Mr. Jackson retired as Chief Operating Officer effective November 17, 2003 and as Deputy Chairman of Cooper on December 31, 2003.

(5) The $700,000 bonus for 2001 consists of payments to replace compensation and other benefits that Mr. Hachigian lost when leaving his previous employer to join Cooper.

                                  STOCK OPTIONS

     The following table presents information about stock option grants to the Named Executives in the last fiscal year.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                   Individual Grants
                            ----------------------------------------------------------------
                             Number of   Percent of Total
                            Securities      Options
                            Underlying     Granted to         Exercise or                             Grant Date
                             Options      Employees in        Base Price         Expiration            Present
         Name               Granted(#)     Fiscal Year         ($/Sh)(1)           Date(2)           Value($)(3)
         (a)                   (b)            (c)                 (d)                (e)                (f)
 -------------------------  --------     -----------------    -----------      -------------          ----------
Riley, Jr., H. J. ........   207,000         14.57              $ 37.31           2/11/2008         $1,643,580
Jackson, Jr., R. E. ......         0            --                   --                  --                  0
Hachigian, K.S. ..........    45,000          3.17                37.31           2/11/2008            357,300
Klebe, T. A. .............    40,000          2.81                37.31           2/11/2008            317,600
Schumacher, D. K. ........    35,100          2.47                37.31           2/11/2008            278,694
Sheil, D.R. ..............    35,100          2.47                37.31           2/11/2008            278,694

------------

(1) The exercise price of each option is equal to the fair market value of Cooper's Class A common shares on the date of grant of the option.

(2) Options become one-third exercisable one year after the date of grant, two-thirds exercisable two years after the date of grant, and fully exercisable three years after the date of grant. An optionee may make lifetime transfers of nonqualified stock options to certain family members and trusts.

(3) The Black-Scholes option pricing model was used assuming a dividend yield of 3.8%, a risk-free interest rate of 2.7%, an expected stock price volatility based on historical experience of 34.0% and an expected option life based on historical experience of four years. The attribution of values with the Black-Scholes model to stock option grants requires adoption of certain assumptions, as described above. While the assumptions are believed to be reasonable, the reader is cautioned not to infer a forecast of earnings or dividends either from the model's use or from the values adopted for the model's assumptions. Any future values realized will ultimately depend upon the excess of the stock price on the date the option is exercised over the exercise price.

         The following table presents information about options exercised during 2003 and the unexercised stock options held at December 31, 2003 by the Named Executives.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                              FY-END OPTION VALUES

                                                             Number of Securities
                                 Shares                     Underlying Unexercised              Value of Unexercised
                                Acquired                           Options                      In-the-Money Options
                                   On           Value        at Fiscal Year-End (#)            at Fiscal Year-End ($)
     Name                      Exercise(#)   Realized($)    Exercisable/Unexercisable         Exercisable/Unexercisable
     (a)                           (b)          (c)                   (d)                                (e)
     ----                      -----------   -----------   -----------------------------     -----------------------------
                                                           Exercisable     Unexercisable     Exercisable     Unexercisable
                                                           -----------     -------------     -----------     -------------
Riley, Jr., H. J. .........           0      $        0      624,833          537,167        $10,326,706      $11,174,484
Jackson, Jr., R. E. .......      80,000       1,169,728      191,833          186,667          2,810,626        3,948,804
Hachigian, K.S. ...........           0               0      123,333          151,667          2,835,426        3,367,124
Klebe, T. A. ..............           0               0       92,031           95,969          1,514,684        1,995,616
Schumacher, D. K. .........           0               0      101,732           91,068          1,642,967        1,894,616
Sheil, D. R. ..............       1,897          92,274       97,531           91,069          1,615,524        1,894,627

                                LONG-TERM AWARDS

         The following table presents information about long-term incentive awards granted in 2003 to the Named Executives under the Stock Incentive Plan. These performance-based share awards may be earned based on achievement of performance goals over a two-year period commencing January 1, 2003 and ending on December 31, 2004. In addition, in order to receive any performance shares earned, participants must remain actively employed by the Company through February 11, 2006. The performance goals are based on compound growth in earnings per share over the performance period, with a threshold of 9% compound growth before any awards are earned. At least 15% compound growth in earnings per share must be achieved for a payout at the maximum level shown in the table. The awards, to the extent earned, will be distributed in Class A common shares of Cooper, or at the executive's election and upon approval by the Management Development and Compensation Committee, all or a portion of the earned award may be paid in cash.

              LONG-TERM INCENTIVE PLAN - AWARDS IN LAST FISCAL YEAR

                                                    (c)
                                 (b)          Performance or                 Estimated Future Payments Under
                              Number of     Other Period Until                 Non-Stock Price-Based Plans
                               Shares,         Maturation or       ------------------------------------------------
          (a)                 Units, or             or                 (d)               (e)              (f)
         Name              Other Rights(#)        Payout             Threshold          Target          Maximum
         -----             --------------         -------            ----------         -------         -------
Riley, Jr., H. J. .......       25,900           2/11/2006         25,900 shares    51,800 shares     77,700 shares
Jackson, Jr., R. E ......            0                  --              0                0                 0
Hachigian, K.S. .........        5,650           2/11/2006          5,650 shares    11,300 shares     16,950 shares
Klebe, T. A. ............        5,000           2/11/2006          5,000 shares    10,000 shares     15,000 shares
Schumacher, D. K. .......        4,400           2/11/2006          4,400 shares     8,800 shares     13,200 shares
Sheil, D. R. ............        4,400           2/11/2006          4,400 shares     8,800 shares     13,200 shares

         The following table provides information as of December 31, 2003 with respect to our equity compensation plans pursuant to which options, restricted stock units or other rights to acquire shares may be granted.

                      EQUITY COMPENSATION PLAN INFORMATION

                                                                                                       Number of securities
                                                                                                      remaining available for
                                             Number of securities to     Weighted-average exercise     future issuance under
                                             be issued upon exercise       price of outstanding      equity compensation plans
                                             of outstanding options,       options, warrants and       (excluding securities
                                               warrants and rights                rights              reflected in column (a))
                                                       (a)                          (b)                          (c)
                                             -----------------------     -------------------------   -------------------------
Equity compensation plans approved
by security holders ....................          8,497,176 (1)                $    40.34 (2)               3,891,988 (3)
Equity compensation plans not
approved by security holders ...........                  0                         N/A                       494,680 (4)

Total ..................................          8,497,176                    $    40.34 (2)               4,386,668

(1) Includes (a) shares earned, the receipt of which has been deferred under Cooper plans as follows: Executive Restricted Stock Incentive Plan - 149,283 shares; Stock Incentive Plan - 122,238 shares; Management Annual Incentive Plan - 16,345 shares; Directors' Stock Plan - 12,929 shares; and Directors' Retainer Fee Stock Plan - 18,867 shares; and (b) 352,038 performance-based share awards that are issuable to the extent set performance goals are achieved and 426,950 restricted stock unit awards that are issuable upon vesting under the Stock Incentive Plan.

(2) Weighted average exercise price of outstanding options excludes the shares referred to in note 1 above.

(3) Includes 1,940,885 shares available for future issuance under the Employee Stock Purchase Plan.

(4) Consists of shares available for issuance under the Cooper (UK 2002 ) Employee Share Purchase Plan, which was approved by the Board of Directors on August 6, 2002. The exercise price for options granted under the plan is 85% of the market price of Cooper Class A common shares on the grant date. The plan allows Cooper employees residing in the United Kingdom to apply payroll deductions to the purchase of shares by exercising options granted under the plan.

          COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG COOPER
           INDUSTRIES, LTD., S&P 500 AND COOPER INDUSTRIES PEER GROUP

         The following graph compares the total shareholder return on Cooper's Class A common shares for the five-year period December 31, 1998 through December 31, 2003 to the total returns for the same period of the Standard & Poor's 500 Stock Index and a Cooper Peer Group Index. The cumulative total return is based upon an initial investment of $100 on December 31, 1998 with dividends reinvested.

         We currently operate in two primary business areas: electrical products and tools and hardware. In 1998 Cooper established the Peer Group Index consisting of 6 corporations whose businesses are representative of Cooper's business segments. While Cooper has consistently used the 6 company Cooper Peer Group Index ("Old Peer Group Index") for cumulative total return comparisons in its proxy statements, management has also developed a 15 company Peer Group Index (the "New Peer Group Index") which management uses for internal comparisons and evaluation of performance. The 15 companies in the New Peer Group Index were selected on (1) their presence in similar markets affected by similar economic and market trends to Cooper, (2) their recognition by the investment community as Cooper peers, and (3) the comparability of their market capitalization to Cooper's market capitalization. Management believes that the New Peer Group Index is a more appropriate standard for comparison of Cooper's performance because of its broader selection of similar Cooper peers and the recognition of these companies by the investment community as Cooper peers. The members of the Old Peer Group Index are: (1) Acuity Brands, Inc., (2) Danaher Corporation, (3) Emerson Electric Co., (4) Hubbell Incorporated (Class B), (5) The Stanley Works, and (6) Thomas & Betts Corporation. The New Peer Group Index includes all of the corporations included in the Old Peer Group Index, and also includes: (1) Dover Corp., (2) Eaton Corp., (3) Illinois Tool Works, (4) Ingersoll-Rand Co. Ltd., (5) Newell Rubbermaid Inc., (6) Parker-Hannifin Corp.,
(7) Pentair Inc., (8) Snap-On Inc., and (9) SPX Corp. Because of the change in the index, both the Old Peer Group Index and the New Peer Group Index are included in the following graph. The Cooper Peer Group Index has been weighted in accordance with each corporation's market capitalization (closing stock price multiplied by the number of shares outstanding) as of the beginning of each of the five years covered by the performance graph. The weighted return for each year is the sum of the products obtained by multiplying (a) the percentage that each corporation's market capitalization represents of the total market capitalization for all corporations in the Index for such year by (b) the total shareholder return for that corporation for such year.

                             CUMULATIVE TOTAL RETURN
          BASED UPON AN INITIAL INVESTMENT OF $100 ON DECEMBER 31, 1998
                            WITH DIVIDENDS REINVESTED

[LINE GRAPH]

                                  DEC-98          DEC-99         DEC-00          DEC-01         DEC-02          DEC-03
                                  ------          ------         ------          ------         ------          ------
COOPER INDUSTRIES LTD              $100            $ 87           $103            $ 81           $ 88            $144
S&P 500(R)                         $100            $121           $110            $ 97           $ 76            $ 97
OLD PEER GROUP (6 STOCKS)          $100            $ 94           $124            $104           $ 99            $132
NEW PEER GROUP (15 STOCKS)         $100            $103           $109            $108           $102            $134

                MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

RESPONSIBILITIES OF THE COMMITTEE

         The Management Development and Compensation Committee (the "Committee") establishes compensation programs for our executive officers that are designed to benefit the long-term interests of Cooper and its shareholders. The Committee also evaluates the performance of the Chief Executive Officer and reviews the performance of our other executive officers and key executives every year. Based upon these performance evaluations, the Committee establishes compensation for the Chief Executive Officer, other executive officers and key executives. The Committee conducts a complete review of management performance, succession planning and executive development at least once every three years.

COMPENSATION PHILOSOPHY

         The Committee's policy is to compensate and reward executive officers and other key executives based on the combination of some or all of the following factors, depending on the executive's responsibilities: corporate performance, business unit performance and individual performance. The Committee evaluates corporate performance and business unit performance by reviewing the extent to which Cooper has accomplished strategic business objectives, such as sales growth, improved profitability, cash flow and management of working capital. The Committee evaluates individual performance by comparing actual accomplishments to the objectives established under Cooper's Management Development and Planning Program.

         The Committee assesses individual performance as follows:

         - At the beginning of each performance period, the Committee establishes specific objectives to be used as the basis for evaluating the executive's performance.

         - During the performance period, the Committee holds periodic discussions on the status of performance objectives.

         - At the end of the performance period, the Committee reviews the executive's progress on the performance objectives so that there is a clear understanding of what the executive has accomplished.

         - The Committee determines increases in base salary and annual cash incentive awards based on actual accomplishments during the performance period.

         - The Committee determines long-term stock incentive awards based on our sustained earnings per share performance compared to performance goals over a multi-year performance cycle.

         The Committee also takes into account the compensation practices of comparable manufacturing companies (as described below) to ensure that Cooper is able to attract, retain and reward executive officers whose contributions are critical to our long-term success.

         In developing and administering Cooper's executive compensation program, the Committee receives advice and counsel from Frederic W. Cook & Co., an executive compensation consulting firm. From time to time, the Committee also seeks independent advice on executive compensation from other executive compensation consultants regarding the design, administration and competitiveness of Cooper's programs. Most recently, the Committee consulted with The Hay Group for this purpose.

         There are three major components of Cooper's executive compensation program: a base salary, an annual cash bonus and long-term stock incentive awards.

ANNUAL COMPENSATION

     Base Salary

         The Committee sets the base salary range for each executive officer using the Hay Group Inc. Job Evaluation System, which provides a comparative assessment of know-how, problem-solving and accountability factors in the job rating process. The Committee also considers the competitiveness of the base salary because the Committee believes it is critical to Cooper's success to attract and retain the best qualified executives. The Committee uses the annual Hay Survey of Compensation Practices to set the salary ranges for executive officers. In 2003, the Hay Survey of Compensation Practices included 252 industrial companies with revenues in excess of

$1 billion. The Committee believes that using this broad group of companies to establish salary levels is more appropriate than using a smaller group, such as the peer group used in the share performance graph, because it minimizes the effect of any one company on the average.

         The Committee's policy is to: (1) establish a salary range for the Chief Executive Officer and the other executives named in the Summary Compensation Table (the "Named Executives"); (2) set the midpoint of the range near the average of the Hay Survey; and (3) pay compensation within the established range. The Committee takes into account the individual's duties, responsibilities, work experience, impact on the business and individual performance when setting each executive's actual base salary. The Committee verifies the Hay data through use of a separate compensation study, known as the Total Compensation Measurement, which includes information on 343 companies compiled by Hewitt Associates. During 2003, the actual base salaries for the Named Executives were approximately the average of the Hay Survey.

         The Committee typically reviews salaries of senior executive officers at 12- to 15-month intervals, depending on individual performance and position in the salary range. The Committee makes base salary adjustments primarily based on individual performance with due consideration given to immediate past performance and business decisions that impact our future growth and economic stability.

     Annual Incentive Compensation

         The Management Annual Incentive Plan ("MAIP") is a bonus plan for senior executives that is designed to link executive compensation to achievement of our short-term business objectives. The maximum annual award that may be granted to a participant under the MAIP is $2.5 million. The Committee may pay awards earned in cash or in Cooper Class A common shares or a combination of cash and shares. Subject to the Committee's approval, a participant in the MAIP may request to have all or a portion of his or her award paid in shares of Cooper stock.

         In February 2003, the Committee established the performance goals and maximum bonus opportunities under the MAIP for Named Executives and for other executive officers. The performance goals were based upon actual results compared to budgeted performance for 2003 on two financial measures: (1) earnings per share; and (2) free cash flow. Under the MAIP, the Committee has discretion to adjust the amount of any award that would otherwise be payable upon achievement of the performance goals based on its assessment of an individual's actual performance.

         In February 2004, the Committee determined results under the MAIP for 2003 and awarded bonuses to the Named Executives and other executive officers at an average of the target bonus opportunity. This determination was based on earnings per share growth in excess of 12%, after adjusting for restructuring charges and other unusual items, and free cash flow which exceeded net income by more than 30%. The Committee credited management with achieving strong earnings performance despite a challenging economic environment through a combination of strategic initiatives and stringent cost controls. The Committee also recognized the Company's excellent cash flow performance accomplished through operating efficiencies, inventory reductions and improved management of working capital and receivables. The bonus amounts for each of the Named Executives are shown in column (d) of the Summary Compensation Table.

LONG-TERM EQUITY BASED COMPENSATION

         The Committee provides stock incentives to executive officers that are tied to the long-term performance of Cooper in order to link the executive's interests to those of the shareholders and to encourage stock ownership by executives.

         In November 1995, the Committee adopted the Stock Incentive Plan ("Stock Plan"), which was approved by Cooper's shareholders in April 1996. The Stock Plan provides for the granting of stock options and performance-based share awards to the Named Executives and other key executives. Annually, the Committee determines the number of options and/or performance-based share awards granted based on actual compensation, assumptions relating to stock price and earnings growth, and recommendations from Frederic W. Cook & Co., a compensation consulting firm that advises the Committee on competitive practices among comparable manufacturing companies. The Committee believes that the stock options, restricted stock units and performance-based share awards granted under the Stock Plan provide a significant link between the compensation of the Named Executives and other key executives on the one hand and Cooper's long-term goals and shareholders' interests on the other.

         In February 2000, the Committee granted performance-based share awards under the Stock Plan to the Named Executives and other key executives for a four-year performance period beginning on January 1, 2000 and ending on December 31, 2003. The Committee set performance goals tied to cumulative compound growth in earnings per share during the performance period. The Committee determined that compound earnings per share growth over the period of at least 6% was required before any award would be earned and at least 15% was required for a payout at the maximum level.

         In February 2004, the Committee determined that the cumulative increase in Cooper's operating earnings per share during the four-year performance period ending December 31, 2003 was below the level for any shares to be awarded. As a result, based on the performance criteria established in 2000, the Committee determined that no shares were earned by the Named Executives or other executive officers under the four-year performance cycle ending on December 31, 2003.

         In February 2003, the Committee granted stock options to the Named Executives under the Stock Plan. The Committee also granted stock options to other executives and middle and upper level management employees. The stock options expire five years after the date of grant and become exercisable over a three-year period with one-third vesting in each successive year so that the option is fully exercisable after three years. The options granted in February 2003 have an exercise price equal to the fair market value on the date of grant, which was $37.31 per share. In February 2003, the Committee also granted a combination of restricted stock units and performance-based share awards to the Named Executives, other executive officers and key managers. The restricted stock unit awards generally vest on the third anniversary of the date the awards were granted. The performance-based share awards are for a two-year performance period beginning on January 1, 2003 and ending on December 31, 2004. In order to receive any performance shares earned, participants must remain actively employed by the Company through February 11, 2006.

         In February 2002, the Committee awarded grants of restricted stock units to certain of the Named Executives, including the Chief Executive Officer, in order to provide financial incentives to remain in the employ of Cooper for a period of 3 to 5 years to ensure management continuity. The Committee believed that management continuity was vital to the Company's long-term success, particularly in view of the significant issues confronting Cooper at the time from the uncertain economic environment and the Federal-Mogul bankruptcy issue. The restricted awards to certain of the Named Executives and other key executives will be forfeited in the event the executive terminates employment before restrictions lapse.

CHIEF EXECUTIVE OFFICER COMPENSATION

         Mr. Riley did not receive a salary increase in 2003. His most recent salary increase occurred in February 2001.

         In February 2004, under the MAIP, the Committee awarded Mr. Riley a cash bonus of $1,685,400 after reviewing Cooper's performance and the performance goals established under the MAIP for 2003. As with the other Named Executives, Mr. Riley's goals under the MAIP were based on earnings per share and free cash flow performance. The Committee credited Mr. Riley with achieving in excess of 12% growth in earnings per share, after adjusting for restructuring charges and other unusual items, and for free cash flow well above net income. Specific accomplishments during 2003 included strong financial results in a challenging economic environment, excellent cash flows from operational enhancements, inventory reductions and improved management of working capital and receivables. The Committee also recognized Mr. Riley's management development and succession planning activities as well as other steps taken to position the Company for future growth through initiatives such as the Cooper Connection distribution relationship program, manufacturing improvement initiatives, and initiating implementation of a common enterprise business system.

         Also in February 2004, the Committee determined that Mr. Riley earned no performance shares from the performance-based stock award granted in 2000 under the Stock Plan.

         In 2003, the Committee granted 207,000 stock options and 25,900 restricted stock units to Mr. Riley under the Stock Plan. The options are shown on the table "Option Grants in Last Fiscal Year" on page 14 and the restricted stock units are shown on the Summary Compensation Table on page 13. The Committee also granted Mr. Riley the performance-based share awards shown in the table "Long-Term Incentive Plan - Awards in Last Fiscal Year" on page 15. The Committee determined the number of option shares, restricted stock units and performance-based shares awarded to Mr. Riley using the same criteria as for other executive officers and with the advice of Frederic W. Cook & Co., a compensation consulting firm. The Committee believes that the equity compensation awards granted to Mr. Riley are competitive with awards provided to chief executive officers of other industrial companies in the Hay Survey of Compensation Practices and other compensation studies used by the Committee to establish compensation policies. Through the stock options, restricted stock and performance-based share awards, a significant portion of Mr. Riley's compensation is tied directly to our financial performance and overall return to shareholders.

STOCK OWNERSHIP GUIDELINES

         Effective January 1, 1996, the Committee established stock ownership guidelines for executive officers and certain other key executives as a way to align more closely the interests of the key executives with those of the shareholders. These key executives were required to make continuing progress toward compliance with the guidelines during the five-year period beginning January 1, 1996 and to fully comply with the guidelines by December 31, 2000.

         Any officers appointed after January 1996 are subject to the guidelines and have a period of five years from appointment to comply. At its February 2004 meeting, the Committee reviewed the progress of covered executives relative to compliance with the stock ownership guidelines and determined that all of the Named Executives are currently in compliance with the guidelines. At the February 2004 meeting, the Committee expanded stock ownership guidelines for covered executives as follows:

                  Chief Executive Officer - 5.0 times base salary

                  Other Senior Officers, including those other officers named in the Summary Compensation Table - 3.5 times base salary

                  Other officers and division presidents - 2.0 times base salary

         The Committee also established stock retention requirements which require that covered executives retain 75% of net shares acquired through the exercise of stock options or other grants under the Plan until the executive is in compliance with applicable stock ownership guidelines. Thereafter, covered executives are required to retain at least 25% of net shares for at least one year after acquisition. In expanding the stock ownership guidelines and implementing stock retention requirements, the Committee's purpose was to further emphasize the importance of aligning the interests of management with shareholders by supporting the continuous accumulation of stock throughout an executive's career.

OMNIBUS BUDGET RECONCILIATION ACT IMPLICATIONS

         The Committee has reviewed the provisions of the Omnibus Budget Reconciliation Act of 1993 and the regulations issued under the Act that impose a limit, with certain exceptions, on the amount that a publicly held corporation may deduct in any year for the compensation paid to its five most highly compensated officers. The Committee believes that the bonuses paid pursuant to the MAIP and the awards and options granted pursuant to the Stock Plan will qualify as "performance-based" compensation and will meet the requirements of the current tax law and Internal Revenue Service regulations so as to preserve the tax deductibility of all executive compensation.

                  Robert M. Devlin, Chairman                  Linda A. Hill
                  Ivor J. Evans                               Dan F. Smith
                  Clifford J. Grum                            James R. Wilson

                           OTHER COMPENSATION MATTERS

PENSION BENEFITS

         Upon retirement, the Named Executives may be entitled to retirement benefits from the Salaried Employees' Retirement Plan of Cooper Industries, Inc. ("Cooper Retirement Plan"), the Cooper Industries, Inc. Supplemental Excess Defined Benefit Plan ("Supplemental Plan") and the Crouse-Hinds Officers' Disability and Supplemental Pension Plan ("Crouse-Hinds Officers' Plan").

         Under the Cooper Retirement Plan, Cooper credits the individual's plan account with four percent of each year's total compensation up to the Social Security wage base for the year, plus eight percent of each year's total compensation that exceeds the Social Security wage base. For this purpose, total compensation is cash remuneration paid by Cooper to or for the benefit of a member of the Cooper Retirement Plan for services rendered while an employee. For the Named Executives, the total compensation is shown in columns (c) and (d) of the Summary Compensation Table. However, neither performance-based share awards nor deferred compensation is included in total compensation for purposes of the Cooper Retirement Plan. This formula for determining benefit credits became effective on July 1, 1986.

         Benefits for service through June 30, 1986 were determined based on the retirement plan formula then in effect and converted to initial balances under the Cooper Retirement Plan. The participant receives interest credits on both initial balances and pay-based credits for benefits earned after July 1, 1986 until the participant begins to receive benefit payments. The Plan's interest credit rate for 2003 was 1.5% and will be 1.5% for 2004. The participant may elect to receive benefits at retirement payable in the form of an escalating annuity, a level annuity with or without survivorship or a lump-sum payment.

         The Supplemental Plan is an unfunded, nonqualified plan that provides to certain employees, including the Named Executives, Cooper Retirement Plan benefits that cannot be paid from a qualified, defined benefit plan because of Internal Revenue Code restrictions. The Supplemental Plan also provides benefits equal to what would have been paid under the Cooper Retirement Plan on amounts of deferred compensation had those amounts not been deferred. The Crouse-Hinds Officers' Plan is an unfunded, nonqualified plan that we assumed following the acquisition of Crouse-Hinds Company. Mr. Riley may receive benefits under the Crouse-Hinds Officers' Plan in addition to amounts payable under our other retirement plans.

                                PENSION BENEFITS

                                      Credited                 Year                     Annual
                                    Service as of           Individual                Estimated
                                      January 1,            Reaches Age             Benefit at Age
                                        2004                    65                       65
                                    -------------           -----------             --------------
Riley, Jr., H. J. ............          41.2                   2005                    $903,000
Jackson, Jr., R. E(1).........          28.0                   2006                     121,059
Hachigian, K.S. ..............           2.8                   2024                     210,000
Klebe, T. A...................           8.7                   2019                     160,000
Schumacher, D. K.  ...........          23.9                   2018                     162,000
Sheil, D.R. ..................          17.8                   2021                     153,000

(1) Mr. Jackson retired from the Company effective December 31, 2003. The annual estimated benefit for Mr. Jackson is based on his age of 62 years as of his retirement date.

         For each Named Executive, the table above shows current credited years of service, the year each reaches age 65, and the projected annual pension benefit at age 65 under the Cooper Retirement Plan, the Supplemental Plan and the Crouse-Hinds Officers' Plan. The projected annual pension benefit is based on the following assumptions: benefits paid on a straight-life annuity basis; continued compensation at the 2003 levels; and an interest credit rate of 1.5%.

CHANGE IN CONTROL ARRANGEMENTS

     Management Continuity Agreements

         Cooper has Management Continuity Agreements with the Named Executives and certain other key executives. The purpose of the agreements is to encourage the executives to carry out their duties when there is a possibility of a change in control of Cooper. The agreements are not ordinary employment agreements and do not provide any assurance of continued employment.

         If, during the two-year period following a change in control, Cooper or its successor terminates the executive's employment other than for "cause" or the executive voluntarily terminates employment for "good reason" (as such terms are defined in the agreements), the executive shall receive a lump-sum cash payment equal to a multiple (3x in the case of the Chief Executive Officer, Chief Operating Officer and Senior and Executive Vice Presidents and 2x in the case of the other key executives) of the sum of the executive's salary and bonus, together with the continuation of employee benefits for the number of years equal to the multiplier used to calculate the lump-sum severance payment. The executive would also receive a pro rata payment of his or her target bonus for the year of termination and a lump-sum payment equal to the incremental benefits and contributions that the executive would have received under Cooper's various retirement and savings plans for the number of years equal to their multiplier, taking into account the severance benefits received by the executive. Finally, the agreements provide for a tax gross-up of any excise tax due under the Internal Revenue Code for these types of agreements.

     Management Annual Incentive Plan

         The Named Executives participate in the Management Annual Incentive Plan, which provides an annual bonus opportunity and is designed to tie annual incentive compensation to overall corporate and individual performance. Under the Plan, which is administered by the Management Development and Compensation Committee of the Board (the "Committee"), bonuses are based upon performance goals set by the Committee in February of the bonus year. The Committee may make the award in cash or stock or a combination of both. The Plan provides that upon a change in control of Cooper, all outstanding awards will be deemed earned on a pro rata basis at the target level and will be paid in cash to each eligible executive.

     Stock Incentive Plan

         The Named Executives have been granted stock options, restricted stock units and performance-based share awards under the Stock Incentive Plan ("Stock Plan"). Options granted under the Stock Plan vest over a period of three years. Options granted prior to February 11, 2003 have a 10-year term. Options granted on February 11, 2003 have a 5-year term and options granted on February 10, 2004 have a 7-year term. The Committee has discretion under the Plan to grant options with a term of up to ten years. Restricted stock units vest pursuant to schedules approved by the Committee. Upon vesting, the restrictions on the stock units lapse and the holder is issued one unrestricted Class A common share per restricted stock unit. Depending on the specific award, dividend equivalents are payable on restricted stock units either on the dividend payment date or upon the date when the restrictions lapse. Performance-based share awards granted under the Stock Plan may be earned based on achievement over a specified period of performance goals established by the Committee. At the end of the performance period, performance shares earned, if any, are issued and cash equal to the dividends on the performance shares is paid. The Stock Plan provides that upon a change in control of Cooper, all options will be canceled and Cooper will make a cash payment to the Named Executives equal to the difference in the fair market value of Cooper Class A common shares (or the highest price actually paid for the stock in connection with the change in control, if higher) and the option price. In addition, all outstanding performance shares will be deemed earned at the target level, all restrictions will lapse on any outstanding restricted stock units, and the Named Executives shall receive such form of consideration as they would have received had they been the owner of record of the performance shares and the shares representing restricted stock units at the time of the change of control plus a cash payment for any accrued dividends on the performance shares and restricted stock units.

DIRECTOR COMPENSATION

         Cooper pays nonemployee directors an annual retainer fee of $45,000. In addition, nonemployee directors are paid meeting attendance fees of $2,000 for regular Board meetings, $1,500 for regular committee meetings and $2,000 for special Board or committee meetings. The Audit Committee chairman receives a supplemental annual retainer of $10,000. Each nonemployee chairman of a standing committee other than the Audit Committee receives a supplemental annual retainer of $7,500. The Board has established a stock ownership guideline of three times the annual retainer for each director.

         In lieu of receiving the annual retainer and meeting fees in cash, each nonemployee director may elect, under the Directors Deferred Compensation Plan, to defer receipt of such amounts until a date determined by the director or until retirement from the Board. Alternatively, each nonemployee director may elect to receive all or a portion of the annual retainer fee and meeting fees in Cooper Class A common shares instead of cash, under the Directors' Retainer Fee Stock Plan, which was approved by shareholders in April 1998. The Directors' Retainer Fee Stock Plan also provides that each nonemployee director may elect to defer the receipt of all or a portion of the shares of Cooper stock otherwise payable under the Plan.

         Prior to February 1996, under the Cooper Industries, Inc. Directors Retirement Plan, any director with at least 10 years of service as a director (counting a fractional year as a full year), or any director who retired in accordance with the Board's director tenure policy, was entitled to receive a benefit amount equal to the annual basic retainer for nonemployee directors in effect at the time of retirement, exclusive of any special compensation for services as a committee chairman or attendance at meetings. The benefit amount was payable annually in January for the preceding year, or quarterly if elected, for the number of years in which the director served on the Board (counting a fractional year as a full year), with payment to cease with the death of the retired director. In February 1996, the Board terminated the Plan and no additional benefits have accrued after April 30, 1996. However, any benefits accrued under the Plan at that time were grandfathered.

         Under the Directors' Stock Plan, which was approved by the shareholders in April 1996, each nonemployee director receives an annual stock award of 500 Cooper Class A common shares and 1,000 restricted stock units on each annual meeting date. Restricted stock units represent one Class A common share each and vest during the year following grant on a pro rata basis depending on the number of regularly scheduled board meetings during the year. Restricted stock units are credited with additional shares equal to the amount of dividends that would have been paid on an equal number of outstanding shares. Upon a director's cessation of service on the board, restricted stock units are converted into Class A common shares and are distributed to the director in accordance with the director's payment election. Each newly elected or appointed nonemployee director receives, upon election or appointment, a pro rata stock and restricted stock unit award according to the time remaining before the next annual meeting date. Each nonemployee director may elect under the Directors' Stock Plan to defer receipt of all or a portion of the Class A common shares payable under the Plan until a date determined by the director or until retirement from the Board. Each nonemployee director is also granted annually a stock option for 2,000 shares at fair market value under the Directors' Stock Plan. The option vests on the third anniversary of the date of grant and has a 10-year term. As of December 31, 2003, options for 73,000 shares were outstanding under the Directors' Stock Plan.

                             AUDIT COMMITTEE REPORT

         The Audit Committee is composed of six independent directors and acts under a written charter adopted by the Board of Directors. Cooper's management is responsible for the quality and integrity of the Company's financial reporting process including the systems of internal controls, and the preparation of the Company's financial statements. The independent auditors, Ernst & Young LLP, are responsible for auditing those financial statements and for expressing an opinion on the conformity of the financial statements with generally accepted accounting principles. The Audit Committee is responsible for monitoring and reviewing these processes on behalf of the Board of Directors, and for appointing the independent auditors, subject to shareholder approval.

         It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews and procedures. Therefore, the Audit Committee has relied on management's representation that the financial statements have been prepared in accordance with generally accepted accounting principles and on the representations of the independent auditors included in their report on Cooper's financial statements.

         In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2003, with Cooper's management and representatives of the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee discussed with the independent auditors their independence from Cooper and its management, and received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

         In reliance on its review of the audited financial statements and the discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in Cooper's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

                  James R. Wilson, Chairman                   James J. Postl
                  Stephen G. Butler                           Dan F. Smith
                  Linda A. Hill                               Gerald B. Smith

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

         The Audit Committee selects, subject to shareholder approval, our independent auditors for each year. During the year ended December 31, 2003, Ernst & Young LLP was employed principally to perform the annual audit and to render other services. Fees paid to Ernst & Young LLP for each of the last two fiscal years are listed in the following table.

 Year Ended                             Audit-                                    All
December 31,         Audit Fees      Related Fees          Tax Fees            Other Fees
------------         ----------      ------------          ---------           ----------
   2003              2,340,000          199,000            1,328,414            130,278
   2002              2,117,612          260,993              748,976            151,319

         Audit fees include fees for the audit and quarterly reviews of the consolidated financial statements, statutory audits of subsidiaries required by governmental or regulatory bodies, comfort letters, consents, assistance with and review of documents filed with the SEC and accounting and financial reporting consultations and research work necessary to comply with generally accepted auditing standards. Audit-related fees principally include fees for pension and benefit plan audits. Tax fees primarily include fees for tax compliance such as tax return preparation for international subsidiaries, and tax planning and advice relating to tax audits, appeals, internal reorganizations and international operations. In 2003, tax compliance fees were $857,468 and fees for tax planning and advice were $470,946. In 2002, tax compliance fees were $520,013 and fees for tax planning and advice were $228,963. All other fees include fees for international corporate administrative services such as regulatory assistance and consultation on international restructuring. The Audit Committee has considered the compatibility of nonaudit services with the auditors' independence.

         The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by independent auditors. These procedures include reviewing a budget for audit and permitted non-audit services. The budget includes a description of, and a budgeted amount for, particular categories of non-audit services that are anticipated at the time the budget is submitted. Audit Committee approval is required to exceed the budget amount for any particular category of non-audit services and to engage the independent auditor for any non-audit services not included in the budget. The Committee may delegate pre-approval authority to one or more members of the Committee. The Audit Committee periodically monitors the services rendered and actual fees paid to the independent auditors to ensure that such services are within the parameters approved by the Committee. No non-audit services were rendered pursuant to the de minimus safe harbor exception to the pre-approval requirements under Section 10A of the Securities Exchange Act of 1934.

         Representatives of Ernst & Young LLP will be present at the meeting and will be available to answer questions and discuss matters pertaining to the Report of Independent Auditors contained in the financial statements included in Cooper's Annual Report on Form 10-K for the fiscal year ended December 31, 2003. Representatives of Ernst & Young LLP will have the opportunity to make a statement, if they desire to do so.

                                    FORM 10-K

         A copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission is included in the Annual Report sent to you with this proxy statement. It is also available at the "Investor Center" tab on our website (www.cooperindustries.com) or may be obtained upon request and without charge, by writing to:

                            Public Affairs Department
                             Cooper Industries, Ltd.
                                  P.O. Box 4446
                              Houston, Texas 77210

                                   PROPOSAL 2

                       APPOINTMENT OF INDEPENDENT AUDITORS

         Under Section 89 of the Companies Act, 1981 of Bermuda, our shareholders have the authority to appoint our independent auditors and to authorize our Audit Committee to determine the auditors' remuneration. The Audit Committee has tentatively selected Ernst & Young LLP as independent auditors to audit our consolidated financial statements for the fiscal year ending December 31, 2004. The Board of Directors is asking shareholders to approve such appointment and authorize our Audit Committee to determine the auditors' remuneration.

         Ernst & Young LLP acted as independent auditors for the 2003 fiscal year. Information pertaining to the services rendered by Ernst & Young LLP is included under the caption "Relationship with Independent Auditors."

         For these reasons, YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE OF FOR PROPOSAL 2.

                                   PROPOSAL 3

                      APPROVAL OF THE AMENDED AND RESTATED
                              STOCK INCENTIVE PLAN

         The Board of Directors has adopted, and the shareholders are being asked to approve, an amendment to the Cooper Industries, Inc. Amended and Restated Stock Incentive Plan (the "Plan"), which is attached to this proxy statement as Appendix B. Shareholder approval of the Plan is necessary so that awards under the Plan will continue to constitute tax deductible "performance-based compensation" under Section 162(m) of the Internal Revenue Code (the "Code"). Also, the Plan is being amended to:

         - increase by 5 million the number of authorized shares available under the Plan, and

         - extend the term of the Plan from November 7, 2005 to November 7, 2010.

         Following the Board's approval of equity compensation awards granted in February 2004, there were 8,203,068 shares subject to outstanding stock options, 729,218 shares subject to outstanding performance share awards for current performance periods, 428,750 shares subject to outstanding restricted stock awards and no shares remaining available for future grants. A total of 215,472 performance share awards have been issued under the Plan for prior performance periods and shares have been issued for 33,000 restricted stock units upon the lapse of forfeiture restrictions. The Board believes that the total number of shares reserved for issuance under the Plan should be increased by 5 million shares to ensure that sufficient shares are available under the Plan to reward and motivate existing employees and attract new employees. This would increase the number of shares available for future grants from zero to 5 million shares. The Board believes that the future success of Cooper is dependent upon the quality and continuity of management, and that the compensation programs provided by the Plan are important to attracting and retaining individuals of superior ability and in motivating their efforts on behalf of Cooper.

DESCRIPTION OF THE PLAN

         The Plan was initially approved by the shareholders at the 1996 Annual Meeting and an amended Plan was approved by shareholders at the 2001 Annual Meeting. In August 2001, the Management Development and Compensation Committee approved technical changes to revise the definition of a "change in control" consistent with the definition in other benefit plans sponsored by Cooper and to clarify the Committee's discretion, upon a stock split, stock dividend or other change in Cooper's outstanding shares, to make an equitable substitution or proportional adjustment of the shares reserved for issuance under the Plan or issuable upon exercise or vesting of outstanding awards. The Plan is intended to advance Cooper's interests by providing financial incentives that correspond to Cooper's performance and shareholder value and giving executives and key employees an opportunity to acquire a proprietary interest in Cooper. A summary of the essential features of the Plan is provided below, but is qualified in its entirety by reference to the full text of the Plan.

Eligibility

         Officers and key employees of Cooper, its subsidiaries and affiliates are eligible to receive awards. There are approximately 400 persons currently eligible to participate in the Plan, including the executives named in the Summary Compensation Table.

Plan Administration

         The Plan is administered by the Management Development and Compensation Committee (the "Committee") of the Board of Directors. The Committee consists entirely of independent directors. The Committee has authority to select participants to whom awards will be made, determine the type, amount and terms of any award, adopt administrative policies and otherwise interpret and carry out the Plan. The Committee may not take any action that would prevent awards granted under the Plan from meeting the requirements for exemption from Section 16(b) of the Securities Exchange Act of 1934 ("Exchange Act") or prevent awards from constituting "performance-based compensation," within the meaning of
Section 162(m) of the Code. The plan prohibits the repricing of stock options by any method, including by cancellation and reissuance.

Awards

         Awards under the Plan may be in the form of stock options (either incentive stock options within the meaning of Section 422 of the Code or nonstatutory stock options), restricted stock or restricted stock units and performance-based share awards.

         Stock options are exercisable in whole or in such installments and at such times and upon such terms as the Committee determines, provided that no stock options will be exercisable more than 10 years after grant. The exercise price of any option may not be less than the fair market value of a Class A common share on the date of grant. Participants may pay the exercise price of a stock option in cash, Class A common shares, a combination thereof or such other consideration as the Committee may deem appropriate.

         Restricted stock or restricted stock units may be awarded in such numbers and at such times as the Committee determines. Awards are subject to such terms, conditions or restrictions as the Committee deems appropriate, including, but not limited to, restrictions on transferability, requirements of continued employment, individual performance or the financial performance of Cooper. The Committee establishes the period of vesting and forfeiture restrictions at the time of grant, provided that vesting will be at least one year from the date of grant, except in the event of a Change in Control. The Committee may grant to a participant to whom restricted stock or restricted stock units have been awarded all or any of the rights of a shareholder with respect to such restricted stock, including dividends or dividend equivalents and voting rights.

         The Committee may grant an award of performance shares to participants as of the first day of each performance period established by the Committee, which must be at least one year. Performance goals are established by the Committee not later than 90 days after the commencement of the applicable performance period. At the end of the period, the performance shares are converted into Class A common shares, cash or a combination thereof and distributed based upon attainment of the performance goals. Upon issuance of performance shares, Cooper pays to the participant an amount equal to the aggregate amount of dividends that the participant would have received had the participant owned the shares during the performance period.

         Performance criteria used to establish performance goals include one or any combination of the following: (1) Cooper's return on equity, assets, capital or investment; (2) pre-tax or after-tax profit levels of Cooper, any subsidiary or business segment; (3) cash flow or similar measure; (4) total shareholder return; (5) changes in the market price of the Class A common shares; or (6) market share. Performance goals specify achievement targets for each applicable performance criterion, including a threshold level below which no award will be payable. Each award specifies the amount payable, or the formula for determining the amount payable, upon achievement of applicable performance targets. Performance goals may be different for each performance period and for each participant for the same period. The Committee is authorized to adjust the method of calculating attainment of performance goals in recognition of nonrecurring items and may modify performance results upon which awards are based to offset any unintended results arising from events not anticipated when the goals were established, provided the adjustment is permitted by Section 162(m) of the Code.

Shares Subject To Plan

         Since the Plan's inception, the aggregate number of Class A common shares available for awards granted under the Plan is 17 million, including 5 million shares being submitted for shareholder approval at the 2004 Annual Meeting. Of the 12 million shares previously approved by shareholders, no shares remain available for future grants following the Board's approval of equity compensation awards granted in February 2004. Of the 5 million shares being submitted for shareholder approval at the 2004 Annual Meeting, no more than 2.5 million are available for restricted stock (or restricted stock units) and performance shares. Shares available for awards are subject to adjustment for any stock split, stock dividend or other change in Cooper's outstanding Class A common shares. Shares available for issuance under the Plan may be authorized but unissued Class A common shares, outstanding Class A common shares held by Cooper Industries, Inc. or Class B common shares convertible into Class A common shares for issuance under the Plan. Shares related to awards that are forfeited or expire unexercised become available for future awards. If an award is exchanged for cash or other property of comparable value, the Class A common shares related to the award is deducted from the shares available for future awards.

         No participant who is an executive officer may receive awards of stock options in excess of 1,500,000 shares in a continuous five-year period. No participant who is an executive officer may receive awards of restricted stock (or restricted stock units) and performance shares in excess of the greater of 125,000 shares per calendar year or a total of 500,000 shares in a continuous four-year period.

         The closing price of Cooper's Class A common shares on the New York Stock Exchange on March 1, 2004, was $53.34 per share.

Change in Control

         Immediately upon a Change in Control, as defined in the Plan, all outstanding awards will vest automatically, all forfeiture restrictions will lapse and all performance shares will be deemed earned at the target performance goal level. Additionally, upon a Change in Control, Cooper will cancel all options and make a cash payment to each participant with an outstanding option equal to the difference in the fair market value of Cooper Class A common shares (or the highest price actually paid for the stock in connection with the change in control, if higher) and the option price. Also, in the event of a corporate merger, consolidation, recapitalization, exchange of shares or reorganization, the Board of Directors shall be authorized to issue or assume stock options by means of a substitution of new options for previously issued options or an assumption of previously issued options, in lieu of making a cash payment.

         Under certain circumstances, an accelerated vesting or the cash out of stock options, or an accelerated lapse of restrictions on other awards, in connection with a Change in Control might be deemed an "excess parachute payment" under Section 280G of the Code. To the extent payments are considered to be "excess parachute payments," the participant may be subject to an excise tax and Cooper may be denied a tax deduction. In such cases, the participant may disclaim any entitlement to any payment or benefit under the Plan that would constitute such "excess parachute payment."

Amendment, Suspension and Termination

         The Board of Directors may amend, suspend or terminate the Plan at any time, except that no amendment may impair the rights of any participant without such participant's consent and no amendment will be effective prior to approval by Cooper's shareholders to the extent such approval is required by law or pursuant to Section 162(m) of the Code or Rule 16b-3 issued under the Exchange Act to preserve the applicability of any exemption provided by such rules to any award then outstanding. Subject to earlier termination pursuant to the above, the Plan will terminate on November 7, 2010. After that date, no future awards may be granted, but previously granted awards will remain outstanding in accordance with their applicable terms and conditions.

Nontransferability of Options

         Awards granted under the Plan are not transferable or assignable other than (1) by will or the laws of descent and distribution, (2) by gift or other transfer (other than an incentive stock option unless permitted by the Code) to any trust or estate in which the original participant or such participant's spouse or other immediate relative has a substantial beneficial interest, or to a spouse or other immediate relative (subject to Rule 16b-3 of the Exchange
Act), or (3) pursuant to a qualified domestic relations order.

Deferrals

         The Committee may require or permit participants to defer the receipt of any award. It also may provide that deferred amounts be credited with interest or with dividend equivalents where the deferral amount is denominated in shares.

Certain Federal Income Tax Consequences

         The following summary generally describes the principal federal income tax consequences under current tax laws of certain events under the Plan. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or to Cooper, nor does it describe foreign, state or local tax consequences.

Incentive Stock Options

         No income results to a participant upon the grant or exercise of an incentive stock option ("ISO") provided that (1) there is no disposition of stock received upon exercise of an ISO within two years from the date the ISO is granted or within one year from the date the ISO is exercised (the "ISO holding periods"); and (2) the participant is an employee of Cooper or a subsidiary of Cooper at all times during the period commencing on the date of grant and ending on the date three months (or one year in the case of a participant who is totally and permanently disabled) prior to the date of exercise.

         In the event of a disposition of stock received upon exercise of an ISO after the ISO holding periods have been satisfied, any gain or loss, equal to the difference between the amount realized upon such disposition and the option price, generally will be taxable as long-term capital gain or loss. In the event of a disposition of stock received upon exercise of an ISO prior to the expiration of the ISO holding periods, the participant will recognize ordinary income equal to the excess of the fair market value of such stock at the time of exercise (or the amount realized upon such disposition, if less) over the option price. If the amount realized upon such disqualifying disposition exceeds the fair market value of such stock at the time of exercise, the excess will be taxable as long-term or short-term capital gain, depending on the participant's holding period.

         No deduction is allowable to Cooper upon the grant or exercise of an ISO. In the event that a participant recognizes ordinary income as a result of a disposition of stock received upon exercise of an ISO prior to the expiration of the ISO holding periods, Cooper generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

         Certain additional special rules may apply if the exercise price for an option is paid for with shares previously owned by the participant rather than in cash.

Nonstatutory Stock Options

         No income is recognized upon the grant of a nonstatutory stock option to a participant. The participant recognizes ordinary income upon exercise of the nonstatutory stock option equal to the excess of the fair market value of the stock on the date of exercise over the option price. Such ordinary income is subject to withholding. The participant's tax basis in these shares will be their fair market value when purchased. On subsequent sale of such shares, gain or loss will be recognized in an amount equal to the difference between the tax basis and the amount realized on such sale. If the participant is subject to the provisions of Section 16(b) of the Exchange Act regarding short-swing purchases and sales, the participant may not be required to recognize income upon the exercise of the nonstatutory stock option, but generally may recognize ordinary income six months thereafter in an amount equal to the excess of the fair market value of the stock received upon exercise of the stock option at that time over the option price.

         Certain additional special rules may apply if the exercise price for an option is paid for with shares previously owned by the participant rather than in cash.

Restricted Stock and Restricted Stock Units

         A participant generally will not recognize taxable income upon the grant of restricted stock or restricted stock units, and the recognition of any income will be postponed until the time that the restrictions on the shares or units lapse, at which time the participant will recognize ordinary income equal to the fair market value of the stock at the time that such restrictions lapse. A participant may elect to be taxed at the time of the grant of restricted stock or restricted stock units and, if this election is made, the participant will recognize ordinary income equal to the fair market value of the restricted stock or restricted stock units at the time of grant determined without regard to any of the restrictions thereon.

Performance Shares

         When performance shares are earned and stock is issued, a participant will realize ordinary income equal to the fair market value of the performance shares. If a participant is subject to the provisions of Section 16(b) of the Exchange Act regarding short-swing purchases and sales, the participant may not be required to recognize income upon receipt of performance shares, but generally may recognize ordinary income six months thereafter in an amount equal to the fair market value of the performance shares at that time.

Dividend Equivalents

         A participant realizes ordinary income upon the receipt of dividend equivalents in an amount equal to any cash received.

Deductibility by Cooper

         The Company generally will be entitled to a deduction equal to the ordinary income recognized by the participant in the same taxable year in which the participant recognizes ordinary income with respect to nonstatutory stock options, restricted stock or restricted stock units, performance shares and dividend equivalent payments.

         The benefits that have been received under the Plan in 2003 are disclosed in the Option Grants in Last Fiscal Year Table and the Long-Term Incentive Plan - Awards in Last Fiscal Year Table on pages 14 and 15 of this proxy statement.

         On February 10, 2004 the Board of Directors granted awards of stock options and performance shares under the Plan. The following table provides information as to the awards granted.

                        2004 STOCK INCENTIVE PLAN AWARDS

                                                                          Performance-Share
                                                       Stock Options           Awards
                 Name And Position                      # Shares (1)        # Shares (2)
                 -----------------                      ------------        ------------
Riley, Jr., H. J. - Chairman, President and
  Chief  Executive Officer .......................        150,000                92,400

Hachigian, K.S. - Chief Operating Officer.........         50,000                30,800

Klebe, T.A. - Senior Vice President and
 Chief Financial Officer .........................         30,000                18,700

Schumacher, D.K. - Senior Vice President,
  General Counsel and Chief Compliance Officer....         25,000                15,400

Sheil, D.R. - Senior Vice President, Human
  Resources and Chief Administrative Officer......         25,000                15,400

All Current Executive Officers as a Group
 (including those named above)....................        392,000               232,320

All Employees as a Group (excluding
 Current Executive Officers)......................        691,450               144,860

--------------------

(1) The option exercise price per share is $55.64, the average of the high and low sales prices of Cooper's Class A common shares on the date of grant. Options expire 7 years from the date of grant and become one-third exercisable after one year, two-thirds exercisable after two years and fully exercisable after three years from the date of grant. An optionee may make lifetime transfers of nonqualified stock options to certain family members and trusts.

(2) The performance-share awards may be earned based on achievement of performance goals over a three-year period commencing January 1, 2004 and ending on December 31, 2006. The performance goals are based on compound growth in earnings per share over the performance period, with a threshold of 4% compound growth before any awards are earned. The table shows the maximum number of performance shares that may be earned. At least 16% compound growth in earnings per share must be achieved for a payout at the maximum level shown in the table. The awards, to the extent earned, will be distributed in shares of Cooper Class A common shares, or at the executive's election as approved by the Management Development and Compensation Committee, all or a portion of the earned award may be paid in cash.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED STOCK INCENTIVE PLAN.

                                   PROPOSAL 4

                SHAREHOLDER PROPOSAL FOR A SUSTAINABILITY REPORT

         Twelve shareholders have informed us that they intend to present jointly the following proposal at the meeting. The shareholders are as follows:
Benedictine Sisters, P.O. Box 28037, San Antonio, Texas 78228, owner of 120 Cooper Class A common shares; the Loretto Literary and Benevolent Institution (also known as the Sisters of Loretto), 527 Larkhill Court, St. Louis, Missouri 63119-4943, owner of 458 Cooper Class A common shares; Domini Social Investments LLC, 536 Broadway, 7th Floor, New York, New York 10012-3915, owner of 23,900 Cooper Class A common shares; the Sisters of Charity of Saint Elizabeth, P.O. Box 476, Convent Station, New Jersey 07961-0476, owner of 100 Cooper Class A common shares; the Congregation of Holy Cross, Southern Province, 2111 Brackenridge Street, Austin, Texas 78704-4322, owner of 75 Cooper Class A common shares; the Dominican Sisters of Springfield, Illinois, 1237 West Monroe, Springfield, Illinois 62704, owner of 75 Cooper Class A common shares; the Congregation of the Sisters of Charity of the Incarnate Word, P.O. Box 230969, Houston, Texas 77223-0969, owner of 100 Cooper Class A common shares; the Board of Pensions of the Evangelical Lutheran Church in America, 800 Marquette Ave., Suite 1050, Minneapolis, Minnesota 55402-2892, owner of 31,300 Cooper Class A common shares; The Camilla Madden Charitable Trust, 1257 East Siena Heights Drive, Adrian, Michigan 49221-1793, owner of 20,000 Cooper Class A common shares; Adrian Dominican Sisters, 1257 East Siena Heights Drive, Adrian Michigan 49221-1793, owner of 10,000 Cooper Class A common shares; The Sisters of the Order of St. Dominic of Grand Rapids, Michigan, 2025 E. Fulton Street, Grand Rapids, Michigan 49503-3895, owner of at least $2,000 worth of Cooper Class A common shares; and Christus Health, 2600 North Loop West, Houston, Texas 77092, owner of 1,300 Cooper Class A common shares.

                      SUSTAINABILITY REPORT TO SHAREHOLDERS

         Whereas, the global economy challenges corporations to create sustainable business relationships by participating in the sustainable development of communities in which they operate. The World Commission on Environment and Development defined sustainable development as "development which meets the needs of the present without compromising the ability of future generations to meet their own needs." (Our Common Future, 1987)

         We believe the ability of corporations to continue to provide goods/services in our interdependent world depends on their acceptability to the societies where they do business. Corporate citizenship goes beyond traditional functions of creating jobs and paying taxes, to include corporate practices designed to protect human rights, worker rights, land and the environment.

         According to Dow Jones Sustainability Group, sustainability includes:
"Encouraging long lasting social well being in communities where they operate, interacting with different stakeholders (e.g. clients, suppliers, employees, government, local communities and non-governmental organizations) and responding to their specific and evolving needs thereby securing a long term `license to operate,' superior customer and employee loyalty and ultimately superior financial returns."
(www.sustainability-index.com; March 2000)

         Concerned investors evaluate companies on their financial, environmental and social performance - the triple bottom line. Some companies have published sustainability reports and are taking a long-term approach to creating shareholder value through embracing opportunities and managing risks derived from economic, environmental and social developments. We believe sustainability reporting should be included in our company's annual report.

         The number of Companies publishing sustainability reports is increasing. In 2000, there were about 25 global sustainability reports. By September 2002, that number had more than doubled to about 60 reports ("Trends in Reporting," NextStepCounsulting, Nov. 13, 2002; CorporateRegister.com).

         As trust in multinational corporations hits new lows, sustainability reporting potentially offers real opportunities for companies to rebuild that trust, according to the latest report by SustainAbility and the United Nations Environment Program ("Trust Us: The 2002 Global Reporters Survey of Corporate Sustainability Reporting," November 2002).

         We believe corporate sustainability includes a commitment to pay a sustainable living wage to employees. Workers need to have the purchasing power to meet their basic needs. A purchasing power index study conducted in 15 cities in Mexico found that it takes four to five Mexican minimum wages to support a family of four (Making the Invisible Visible, Center for Reflection Education and Action, June 2001). We believe paying sustainable wages contributes to community development and employee loyalty to the company.

         The sustainability of corporations, we believe, is connected to the economic sustainability of their workers and the communities where corporations operate and sell products. Effective corporate policies can benefit both communities and corporations.

         RESOLVED: shareholders request the Board of Directors to prepare at reasonable expense a Sustainability Report. A summary of the report should be provided to shareholders by October 2004.

                              SUPPORTING STATEMENT

     We believe the report should include:

     1.   The company's operating definition of sustainability.

     2. A review of current company policies and practices related to social, environmental and economic sustainability.

     3. A summary of long-term plans to integrate sustainability objectives throughout company operations.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 4.

         The Board of Directors believes that the shareholder proposal to provide a Sustainability Report to shareholders is unnecessary because it is the Board's intention to compile and publish a Sustainability Report. Cooper's senior management met with representatives of the proponents to discuss their proposal and recently advised the proponents that the Company will prepare a Sustainability Report that would be available on Cooper's website. The Sustainability Report would cover Cooper's policies and practices relating to social responsibility, environmental matters, product responsibility, workplace standards, economic sustainability and corporate governance. This would expand the information concerning these matters that is currently available in various reports on Cooper's website and would facilitate access by consolidating the information in one report. Cooper would post the Sustainability Report on its website by October 2004.

         We believe sustainability is good corporate citizenship and believe that our current policies and practices address the concerns of the shareholder proposal concerning sustainability. Our Code of Ethics and Business Conduct underlies our core values and specifically states that:

          Cooper is committed to the highest level of integrity in its dealings with people and organizations and will conduct its business within both the letter and spirit of the law... Cooper is committed to maintaining employment practices that provide equal opportunity for all qualified employees. Cooper is committed to providing a safe and healthy work environment and an atmosphere of open communications for all employees. To attract and retain quality employees, Cooper expects to pay wages and benefits that are competitive in the community... and within the industry. Cooper will conduct its operations in a manner that safeguards the environment... Cooper values its good name and its role as a leading citizen in all communities in which it does business.

         We are committed to enhancing the quality of life in the communities in which we operate by providing financial support to local non-profit organizations, fostering our employees' volunteer efforts and operating safe and environmentally responsible facilities. Cooper and the Cooper Industries Foundation contribute approximately $3.0 million each year to charitable organizations operating in communities where we do business. There are no geographic limitations.

         Cooper has extensive policies and an active program to ensure that Cooper conducts its operations in a manner that provides a safe and healthy workplace and safeguards the environment. Our compensation policy and practice are to pay wages and benefits that are competitive in the respective communities in which we operate in order to attract and retain quality employees. Wages and benefits must also be competitive within our industry in order to operate our businesses profitably. We remain committed to treating all employees with dignity, fairness and respect, protecting the health and safety of our employees, protecting the environment, and enhancing the quality of life in the communities in which we operate.

         For these reasons, YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 4.

                                   PROPOSAL 5

                   SHAREHOLDER PROPOSAL RELATING TO EXECUTIVE
                            EQUITY COMPENSATION PLANS

         The United Association S&P 500 Fund, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456, owner of 4,683 Cooper Class A common shares, has informed us that it intends to present the following proposal at the meeting.

                           PERFORMANCE AND TIME-BASED
                           RESTRICTED SHARES PROPOSAL

         RESOLVED: The shareholders of Cooper Industries, Ltd. ("Company") hereby request that the Board of Directors' Compensation Committee, in developing future senior executive equity compensation plans, utilize performance and time-based restricted share programs in lieu of stock options. Restricted shares issued by the Company should include the following features:

         (1) Operation Performance Measures - The restricted share program should utilize justifiable operational performance criteria combined with challenging performance benchmarks for each criteria utilized. The performance criteria and associated performance benchmarks selected by the Compensation Committee should be clearly disclosed to shareholders.

         (2) Time-Based Vesting - A time-based vesting requirement of at least three years should also be a feature of the restricted shares program. That is, in addition to the operational performance criteria, no restricted shares should vest in less than three years from the date of grant.

         (3) Dividend Limitation - No dividend or proxy voting rights should be granted or exercised prior to the vesting of the restricted shares.

         (4) Share Retention - In order to link shareholders and management interests, a retention feature should also be included; that is, all shares granted pursuant to the restricted share program should be retained by the senior executives for the duration of their tenure with the Company.

         The Board and Compensation Committee should implement this restricted share program in a manner that does not violate any existing employment agreement or equity compensation plan.

                              SUPPORTING STATEMENT

         As long-term shareholders of the Company, we support executive compensation policies and practices that provide challenging performance objectives and serve to motivate executives to achieve long-term corporate value creation goals. The Company's executive compensation program should include a long-term equity compensation component with clearly defined operational performance criteria and challenging performance benchmarks.

         We believe that performance and time-based restricted shares are a preferred mechanism for providing senior executives long-term equity compensation. We believe that stock option plans, as generally constituted, all too often provide extraordinary pay for ordinary performance. In our opinion, performance and time-based restricted shares provide a better means to tie the levels of equity compensation to meaningful financial performance beyond stock price performance and to condition equity compensation on performance above that of peer companies.

         Our proposal recognizes that the Compensation Committee is in the best position to determine the appropriate performance measures and benchmarks. It is requested that detailed disclosure of the criteria be made so that shareholders may assess whether, in their opinion, the equity compensation system provides challenging targets for senior executives to meet. In addition, the restricted share program prohibits the receipt of dividends and the exercise of voting rights until shares vest.

         We believe that a performance and time-based restricted share program with the features described above offers senior executives the opportunity to acquire significant levels of equity commensurate with the long-term contributions. We believe such a system best advances the long-term interests of our Company, its shareholders, employees and other important constituents. We urge shareholders to support this reform.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 5.

         The Management Development and Compensation Committee ("Committee") of Cooper's Board of Directors, which is comprised entirely of independent directors, does not advocate totally eliminating stock options as proposed by the shareholder proponents. After a thorough review, the Committee believes that having the flexibility to use stock options in combination with performance-based share awards and restricted stock units is an appropriate long-term incentive compensation program that provides a more effective link between executive compensation and the interests of our shareholders and is the preferred approach for advancing the long-term interests of our Company, its shareholders, employees and other key constituents. Further, Cooper's executive equity compensation program already includes the following features:

         (1) Operational Performance Measures - As noted above, Cooper's long-term incentive compensation program includes performance-based share awards. Performance shares are earned if at the end of a multi-year cycle, goals set by the Committee for earnings per share growth have been obtained. The Committee sets challenging performance goals that are clearly disclosed to shareholders in the annual proxy statement.

         (2) Time-Based Vesting - Cooper's long-term incentive compensation program also allows the Committee to grant stock options and restricted stock units. Stock options vest over a three-year period and the restricted stock units are subject to forfeiture for at least a three-year period.

         (3) Dividend Limitation - For grants made in 2003 and 2004, no dividends are paid or voting rights given with respect to the performance shares or restricted stock units until the forfeiture restrictions lapse.

         (4) Share Retention - Effective January 1, 1996, the Committee established stock ownership guidelines for all executive officers and other key executives as discussed on page 21. The Committee recently increased the ownership guidelines and added stock retention requirements for covered executives to support continuous acquisition and ownership of Cooper stock throughout an executive's career. The Committee also has discretion to distribute all cash-based incentive compensation in the form of stock if an executive is not meeting his or her ownership requirement. Due to the ownership and retention requirements, each executive and key employee has a substantial investment in Cooper stock, and his or her interests are linked to those of Cooper's shareholders. The Committee reviews compliance with stock ownership guidelines annually.

         (5) Repricing of Stock Options - The Stock Incentive Plan specifically prohibits the repricing of stock options.

         (6) Expensing of Stock Options - Beginning in 2003, Cooper has expensed stock options so the value is reflected on Cooper's financial statements.

         No Cooper executive has an employment agreement. Therefore, the Committee has discretion to change the compensation program as economic conditions or industry standards change.

         Finally, the Committee believes that its current executive compensation program encompasses the Executive Compensation Principles recently issued by the Business Roundtable and endorsed by the Council of Institutional Investors. The six principles are:

         - Executive compensation should be closely aligned with the long-term interests of shareholders and with corporate goals and strategies.

         - Compensation of the Chief Executive Officer and other top executives should be determined by a compensation committee composed entirely of independent directors, either as a committee or together with the other independent directors based on the committee's recommendations.

         - The compensation committee should understand all aspects of the compensation package and should review the maximum payout under that package, including all benefits.

         - Compensation committees should require executives to build and maintain significant continuing equity investment in the corporation.

         - The compensation committee should have the authority to select and hire independent, experienced compensation consultants and counsel to provide advice on new executive compensation packages or significant changes in existing packages.

         - Corporations should provide complete, accurate, understandable, and timely disclosure to shareholders concerning all significant elements of executive compensation and executive compensation practices.

         For these reasons, YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSAL 5.

                                                                      APPENDIX A

                     COOPER DIRECTOR INDEPENDENCE STANDARDS

         In order to be considered independent under the rules of the New York Stock Exchange ("NYSE"), the Board must determine that a director does not have any direct or indirect material relationship with Cooper. The Board has established the following guidelines to assist it in determining director independence under the NYSE rules. Any director who meets the following standards will be deemed independent by the Board:

         1. The director was not employed by Cooper, and no immediate family member of the director was employed by Cooper as an executive officer, within the preceding three years.

         2. The director was not affiliated with or employed by, and no immediate family member of the director was affiliated with or employed in a professional capacity by, Cooper's present or former independent auditor, within the preceding three years.

         3. The director was not employed as an executive officer by, and no immediate family member of the director was employed as an executive officer by, any company for which any present Cooper executive officer served as a member of such company's compensation committee within the preceding three years.

         4. The director did not receive, and no member of the director's immediate family received, direct compensation in excess of $100,000 per year from Cooper during any of the last three years (other than director and committee fees, pension or other deferred payments that are not in any way contingent on continued service to Cooper, and compensation received by any immediate family member for service as a non-executive officer of Cooper).

         5. If the director is an executive officer or an employee of, or if any immediate family member is an executive officer of, another company that does or has done business with Cooper, the annual payments to, or payments received from, Cooper for property or services by such company in each of the last three fiscal years were less than the greater of $1 million or two percent of the annual consolidated gross revenues of such company.

         6. If the director is a member of Cooper's Audit Committee, the director has not, other than in his or her capacity as a director, accepted directly or indirectly any consulting, advisory, or other compensatory fee from Cooper or any of its subsidiaries. "Compensatory fees" do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with Cooper, provided that such compensation is not contingent on future service.

         7. If the director serves as an executive officer, director or trustee of a charitable organization to which Cooper makes contributions, other than the United Way, Cooper's discretionary annual contributions to such organization are less than the greater of $1 million or two percent of such organization's total annual charitable receipts.

         8. The director's ownership, direct or indirect, of Cooper Class A common shares is less than 5% of the total outstanding Cooper Class A common shares.

         If any relationship exists between Cooper and any director that is not addressed by the standards set forth above, the directors meeting these standards shall determine whether such relationship impairs the independence of such director.

                                                                      APPENDIX B

                             COOPER INDUSTRIES, INC.
                              AMENDED AND RESTATED
                              STOCK INCENTIVE PLAN
                    (AMENDED AND RESTATED FEBRUARY 11, 2004)

                             I. PURPOSE OF THE PLAN

         The Cooper Industries Stock Incentive Plan is intended to provide Cooper Industries, Inc. (the "Company") and its affiliates a means by which such companies can engender and sustain a sense of proprietorship and personal commitment on the part of the executives, managers and other key employees in the continued growth, development and financial success of the publicly-traded parent, Cooper Industries, Ltd. ("CBE") and encourage them to remain with and devote their best efforts to the business of the Company and its affiliates, thereby advancing the interests of the Company, its affiliates and CBE shareholders. Accordingly, the Company may award to certain employees shares of the Common Stock of CBE, on the terms and conditions established herein.

                                 II. DEFINITIONS

         2.1 "Award" means any form of Stock Option, Restricted Stock or Performance Share granted under the Plan, whether singly or in combination, to a Participant by the Committee pursuant to such terms, conditions, restrictions and limitations, if any, as the Committee may establish by the Award Agreement or otherwise.

         2.2 "Award Agreement" means a written agreement with respect to an Award between the Company and a Participant establishing the terms, conditions, restrictions and limitations applicable to an Award. To the extent an Award Agreement is inconsistent with the terms of the Plan, the Plan shall govern the rights of the Participant thereunder.

         2.3      "Board" shall mean the Board of Directors of CBE.

         2.4 A "Change in Control" shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                  (1) any Person is or becomes the Beneficial Owner, directly or indirectly, of CBE securities (not including in the securities beneficially owned by such Person or any securities acquired directly from CBE or its affiliates) representing 25% or more of the combined voting power of CBE's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

                  (2) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who on the date hereof constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of CBE) whose appointment or election by the Board or nomination for election by CBE's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

                  (3) there is consummated a merger or consolidation of CBE or any direct or indirect subsidiary of CBE with any other corporation, other than (i) a merger or consolidation which results in the directors of CBE immediately prior to such merger or consolidation continuing to constitute at least a majority of the board of directors of CBE, the surviving entity or any parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of CBE (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of CBE securities (not including in the securities Beneficially Owned by such Person any securities acquired directly from CBE or its Affiliates) representing 25% or more of the combined voting power of CBE's then outstanding securities; or

                  (4) the stockholders of CBE approve a plan of complete liquidation or dissolution of CBE or there is consummated an agreement for the sale or disposition by CBE of all or substantially all of CBE's assets, other than a sale or disposition by CBE of all or substantially all of CBE's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of CBE in substantially the same proportions as their ownership of CBE immediately prior to such sale.

         For purposes of this Section 2.4, "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act; "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act; and "Person" shall have the meaning given in
         Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) CBE or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of CBE or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, (iv) a corporation owned, directly or indirectly, by the shareholders of CBE in substantially the same proportions as their ownership of stock of CBE or (v) any individual, entity or group whose ownership of securities of CBE is reported on Schedule 13G pursuant to Rule 13d-1 promulgated under the Exchange Act (but only for so long as such ownership is so reported).

         2.5 "Change in Control Price" means the higher of (i) the Fair Market Value on the date of determination of the Change in Control, or (ii) the highest price per share actually paid for the Common Stock in connection with the Change in Control of CBE.

         2.6 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         2.7      "Commission" shall mean the Securities and Exchange
Commission.

         2.8 "Committee" means the Management Development and Compensation Committee of the Board, or such other committee designated by the Board to administer the Plan, provided that the Committee shall consist of three or more persons, each of whom is an "outside director" within the meaning of Section 162(m) of the Code and a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act.

         2.9 "Common Stock" or "Shares" shall mean the Class A common shares, par value $0.01 a share, of CBE and other such securities of CBE as the Committee may from time to time determine.

         2.10     "Dividend Equivalent" shall mean any right granted pursuant to
Section X hereof.

         2.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.12 "Executive Officer" means an executive officer as defined in Rule 3b-7 promulgated under the Exchange Act.

         2.13 "Fair Market Value" of a share of Common Stock, as of any date, means the average of the high and low sales prices of a share of Common Stock as reported on the Stock Exchange composite tape on the applicable date, provided that if no sales of Common Stock were made on the Stock Exchange on that date, the average of the high and low prices as reported on the composite tape for the preceding day on which sales of Common Stock were made.

         2.14     "Incentive Stock Option" shall mean an option granted under
Section VII hereof that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

         2.15     "Nonstatutory Stock Option" shall mean an option granted under
Section VII hereof that is not intended to be an Incentive Stock Option.

         2.16 "Option" shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such prices and during such Period or Periods as the Committee shall determine.

         2.17 "Participant" means an officer or key employee of the Company or its affiliates who is selected by the Committee to participate in the Plan.

         2.18 "Performance Goals" or "Targets" in respect to Awards of Performance Shares are defined as the performance criterion or criteria established by the Committee, pursuant to Section 9.3 hereof.

         2.19 "Performance Period" shall mean that period established by the Committee at the time any Performance Shares are granted, provided that a Performance Period shall be a minimum of one year.

         2.20 "Performance Share" shall mean any grant pursuant to Section IX hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares or any combination thereof, upon achievement of such Performance Goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

         2.21 "Plan" shall mean the Cooper Industries, Inc. Amended and Restated Stock Incentive Plan (dated November 7, 1995, as amended and restated February 11, 2004).

         2.22     "Restricted Stock" shall mean any Shares issued pursuant to
Section VIII (or any restricted stock units granted pursuant to Section VIII that are valued by reference to a designated number of Shares) and which are subject to such terms, conditions and restrictions as the Committee deems appropriate, including but not limited to restrictions on transferability, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

         2.23 "Section 162(m)" means Section 162(m) of the Code and the regulations promulgated thereunder.

         2.24 "Stock Exchange" means the New York Stock Exchange, Inc. ("NYSE") or, if the Common Stock is no longer included on the NYSE, then such other market price reporting system on which the Common Stock is traded or quoted.

         2.25 "Voting Stock" means securities entitled to vote in an election of Directors of CBE.

                               III. ADMINISTRATION

         3.1      The Plan shall be administered by the Committee.

         3.2 Subject to the provisions of the Plan, the Committee shall have the authority in its sole discretion to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to select the Participants; to determine the type of Awards to be made to Participants; to determine the Shares subject to any Award and the terms, conditions and restrictions relating to any Award; to determine whether, to what extent and under what circumstances any Award may be settled, cancelled, forfeited, exchanged, or surrendered; to waive or modify any condition applicable to an Award (other than a Performance Share Award to Executive Officers if inconsistent with Section 162(m)); to make adjustments in the performance goals of an Award (i) in recognition of unusual or nonrecurring events affecting CBE or the financial statements of CBE (with respect to Awards made to Executive Officers, to the extent in accordance with Section 162(m), if applicable) or (ii) in response to changes in applicable laws, regulations, or accounting principles; to interpret the Plan; to establish, amend or rescind any administrative policies; to determine the terms and provisions of any agreements entered into hereunder; and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it shall deem desirable to carry it into effect. The determinations of the Committee in the administration of the Plan, as described herein, shall be final and conclusive: provided, however, that no action shall be taken which will prevent Awards granted under the Plan from meeting the requirements for exemption from Section 16(b) of the Exchange Act, or subsequent comparable statute, as set forth in Rule 16b-3 under the Exchange Act or any subsequent comparable rule; and, provided further, that no action shall be taken which will prevent Awards hereunder that are intended to provide "performance-based compensation," within the meaning of Section 162(m), from doing so.

         3.3 In order to enable Participants who are foreign nationals or employed outside the United States, or both, to receive Awards under the Plan, the Committee may adopt such amendments, subplans and the like as are necessary or advisable, in the opinion of the Committee, to effectuate the purposes of the Plan.

         3.4 Notwithstanding the powers and authorities of the Committee set forth in this Section III, the

Committee shall not permit the repricing of Stock Options by any method, including by cancellation and reissuance.

                                 IV. ELIGIBILITY

         Any key employee of the Company or any of its subsidiaries or affiliates is eligible to receive one or more Awards under the Plan.

                          V. SHARES SUBJECT TO THE PLAN

         5.1 There shall be available for Awards granted wholly or partly in Common Stock (including rights or options which may be exercised for or settled in Common Stock) during the term of this Plan an aggregate of 17,000,000 shares of Common Stock, subject to the adjustments provided for in Section XIV hereof. The 17,000,000 Shares available for Awards consist of 12,000,000 Shares previously approved by the Company and CBE shareholders and 5,000,000 Shares being submitted for approval by shareholders at the 2004 annual meeting. Of the 12,000,000 Shares previously approved by shareholders, no Shares remain available for future grants following the Board's approval of equity compensation awards granted in February 2004. Of the 5,000,000 Shares being submitted for shareholder approval at the 2004 annual meeting, no more than 2,500,000 Shares are available for Restricted Stock and Performance Shares.

         5.2 Shares of Common Stock available for issuance under the Plan may be authorized and unissued Shares, outstanding CBE Class A common shares held by the Company, or CBE Class B common shares convertible into Class A common shares for issuance under the Plan, as the Company and CBE may from time to time determine. The Board of Directors and the appropriate officers of CBE shall from time to time take whatever actions are necessary to file required documents with governmental authorities and the Stock Exchange to make shares of Common Stock available for issuance pursuant to Awards. Common Stock related to Awards that are forfeited or otherwise terminated, or expire unexercised, or are settled in a manner such that all or some of the Shares covered by an Award are not issued to a Participant (other than an exchange for cash or other property of comparable value) shall immediately become available for Awards hereunder. If an Award is exchanged for cash or other property of comparable value, the Common Stock related to the Award will be deducted from the Shares available for Awards hereunder. Any Shares issued by CBE in respect of the assumption or substitution of outstanding awards from a corporation or other business entity acquired by CBE shall not reduce the number of Shares available for Awards under this Plan. The Committee may from time to time adopt and observe such procedures concerning the counting of shares against the Plan maximum as it may deem appropriate under Rule 16b-3 issued pursuant to the Exchange Act.

         5.3 The number of shares of Common Stock subject to Awards granted under the Plan to any individual who is an Executive Officer shall not exceed the limits set forth below:

         -    Stock Options - a total of 1,500,000 Shares in a continuous five
              (5) year period; and

         - Restricted Stock and Performance Shares - the greater of 125,000 Shares per calendar year or a total of 500,000 Shares in a continuous four (4) year period.

         Determinations under the preceding sentence shall be made in a manner that is consistent with Section 162(m).

                                   VI. AWARDS

         Awards under the Plan may consist of: Stock Options (either Incentive Stock Options within the meaning of Section 422 of the Code or Nonstatutory Stock Options), Restricted Stock, or Performance Shares. Awards of Performance Shares and Restricted Stock may provide the Participant with dividends or Dividend Equivalents and voting rights prior to vesting (whether based on a period of time or based on attainment of specified performance conditions). The terms, conditions and restrictions of each Award shall be set forth in an Award Agreement.

                               VII. STOCK OPTIONS

         7.1 GRANTS. Awards may be granted in the form of Stock Options. Stock Options may be Incentive Stock Options within the meaning of Section 422 of the Code or Nonqualified Stock Options or a combination of both, or any particular type of tax-advantaged option authorized by the Code from time to time, and approved by the

Committee.

         7.2 TERMS AND CONDITIONS OF OPTIONS. A Stock Option shall be exercisable in whole or in such installments and at such times and upon such terms as may be determined by the Committee: provided, however, that no Stock Option shall be exercisable more than 10 years after the date of grant thereof. The option exercise price shall be established by the Committee, but such price shall not be less than the Fair Market Value on the date of the Stock Option's grant, subject to adjustment as provided in Section XIV hereof.

         7.3 RESTRICTIONS RELATING TO INCENTIVE STOCK OPTIONS. Stock Options issued in the form of Incentive Stock Options shall, in addition to being subject to all applicable terms, conditions, restrictions and limitations established by the Committee, comply with Section 422 of the Code. Incentive Stock Options shall be granted only to key employees of the Company and its subsidiaries within the meaning of Section 424 of the Code.

         7.4 PAYMENT. Upon exercise, a Participant may pay the option exercise price of a Stock Option in cash or Shares, or a combination of cash and Shares, or such other consideration as the Committee may deem appropriate. The Committee shall establish appropriate methods for accepting Common Stock and may impose such conditions as it deems appropriate on the use of Common Stock to exercise a Stock Option.

         7.5 ADDITIONAL TERMS AND CONDITIONS. The Committee may, by way of the Award Agreement or otherwise, establish such other terms, conditions or restrictions, if any, on any Stock Option Award, provided they are not inconsistent with the Plan. The Committee may condition the vesting of Stock Options on the achievement of financial performance criteria established by the Committee at the time of grant.

                          VIII. RESTRICTED STOCK AWARDS

         8.1 GRANTS. Awards may be granted in the form of Restricted Stock ("Restricted Stock Awards"). Restricted Stock Awards shall be awarded in such numbers and at such times as the Committee shall determine.

         8.2 AWARD RESTRICTIONS. Restricted Stock Awards shall be subject to such terms, conditions or restrictions as the Committee deems appropriate, including, but not limited to, restrictions on transferability, requirements of continued employment, individual performance or the financial performance of CBE. The period of vesting and the forfeiture restrictions shall be established by the Committee at the time of grant, provided that the period of vesting shall be at least one year from the date of grant, except as provided in Section XVIII.

         8.3 RIGHTS AS SHAREHOLDERS. The Committee may, in its discretion, grant to the Participant to whom such Restricted Stock has been awarded, all or any of the rights of a shareholder with respect to such shares of Restricted Stock, including the right to receive dividends or Dividend Equivalents.

         8.4 EVIDENCE OF AWARD. Any Restricted Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book entry registration or issuance of a stock certificate or certificates.

                          IX. PERFORMANCE SHARE AWARDS

         9.1      GRANTS. Awards may be granted in the form of Performance
Shares.

         9.2 PERFORMANCE SHARES. The Committee may grant an Award of Performance Shares to Participants as of the first day of each Performance Period. Performance Goals will be established by the Committee not later than 90 days after the commencement of the Performance Period relating to the specific Award. At the end of the Performance Period, the Performance Shares shall be converted into Common Stock (or cash or a combination of Common Stock and cash, as determined by the Award Agreement) and distributed to Participants based upon such entitlement. Award payment in respect of Performance Shares made in cash rather than the issuance of Common Stock shall not, by reason of such payment in cash, result in additional Shares being available for reissuance pursuant to
Section V hereof.

         9.3 PERFORMANCE CRITERIA. Notwithstanding anything to the contrary contained in this Section IX, Performance Share Awards shall be made to Executive Officers only in compliance with Section 162(m).

Performance criteria used to establish Performance Goals for Performance Share Awards granted to Executive Officers must include one or any combination of the following: (i) CBE's return on equity, assets, capital or investment; (ii) pre-tax or after-tax profit levels expressed in earnings per share of CBE or any subsidiary or business segment of CBE; (iii) cash flow or similar measure; (iv) total shareholder return; (v) change in the market price of the Common Stock; or
(vi) market share. The Performance Goals established by the Committee for each Performance Share Award will specify achievement targets with respect to each applicable performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). To the extent applicable, any such Performance Goals shall be determined in accordance with generally accepted accounting principles. Each Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable Performance Targets. The Performance Goals established by the Committee may be (but need not be) different for each Performance Period and different Performance Goals may be applicable for Awards to different Executive Officers in the same Performance Period. Payment shall be made with respect to a Performance Share Award to an Executive Officer only after the attainment of the applicable Performance Goals has been certified in writing by the Committee.

         9.4 ADJUSTMENTS. The Committee shall be authorized to make adjustments in the method of calculating attainment of Performance Goals in recognition of: (i) extraordinary or non-recurring items; (ii) changes in tax laws; (iii) changes in generally accepted accounting principles or changes in accounting policies; (iv) charges related to restructured or discontinued operations; (v) restatement of prior period financial results; and (vi) any other unusual, non-recurring gain or loss that is separately identified and quantified in CBE's financial statements. Notwithstanding the foregoing, the Committee may, at its sole discretion, modify the performance results upon which Awards are based under the Plan, to offset any unintended result(s) arising from events not anticipated when the Performance Goals were established, provided, that such adjustment is permitted by Section 162(m).

         9.5 ADDITIONAL TERMS AND CONDITIONS. The Committee may, by way of the Award Agreement or otherwise, determine the manner of payment of Awards of Performance Shares and other terms, conditions or restrictions, if any, on any Award of Performance Shares, provided they are consistent with the Plan.

                                  X. DIVIDENDS

         Upon issuance of Performance Shares earned under the Plan, the Company also shall pay to the Participant an amount equal to the aggregate amount of dividends that the Participant would have received had the Participant been the owner of record of such earned Performance Shares during the Performance Period. Upon the grant of restricted stock units, the Committee may, in its discretion, provide for the accrual or payment of dividends that the Participant would have received had the Participant been the owner of record of the underlying Shares during the vesting period.

                          XI. DEFERRALS AND SETTLEMENTS

         The Committee may require or permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash as set out in any Award Agreement or under such administrative policies as it may establish under the Plan. It also may provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of Dividend Equivalents where the deferral amounts are denominated in Shares.

                         XII. TERMINATION OF EMPLOYMENT

         Upon the termination of employment by a Participant, any unexercised, deferred or unpaid Awards shall be treated as provided in the specific Award Agreement evidencing the Award, except that the Committee may, in its discretion, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify the Award in any manner that is either: (i) not adverse to such Participant; or (ii) consented to by such Participant.

                    XIII. TRANSFERABILITY AND EXERCISABILITY

         Awards granted under the Plan shall not be transferable or assignable other than: (i) by will or the laws of descent and distribution; (ii) by gift or other transfer of an Award (other than an Incentive Stock Option unless permitted by the Code) to any trust or estate in which the original Award recipient or such recipient's spouse or other immediate relative has a substantial beneficial interest, or to a spouse or other immediate relative, provided that any such transfer is permitted subject to Rule 16b-3 issued pursuant to the Exchange Act as in effect when such transfer occurs and the Board does not rescind this provision prior to such transfer; or (iii) pursuant to a qualified domestic relations order (as defined by the Code). However, any Award so transferred shall continue to be subject to all the terms and conditions contained in the Award Agreement.

                                XIV. ADJUSTMENTS

         14.1 The existence of outstanding Awards shall not affect in any manner the right or power of CBE or its shareholders to make or authorize: (i) any adjustments, recapitalizations, reorganizations or other changes in the capital stock of CBE or its business; (ii) any merger or consolidation of CBE;
(iii) any issuance of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock); (iv) the dissolution or liquidation of CBE, or any sale or transfer of all or any part of its assets or business; or (v) any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

         14.2 In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment may be made in (i) the aggregate number and/or kind of Shares or other property reserved for issuance under the Plan and
(ii) the number, kind and/or exercise price of Shares or other property subject to outstanding Awards granted under the Plan, including but not limited to, the substitution of new options for previously issued Stock Options, in each case as may be determined by the Committee in its sole discretion. Such other equitable substitutions or adjustments may be made as determined by the Committee in its sole discretion. "Change in Capitalization" means any increase, reduction, change or exchange of Shares for a different number or kind of shares or other securities or property by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise; or any other corporate action, such as declaration of a special dividend, that affects the capitalization of CBE.

                              XV. WITHHOLDING TAXES

         The Company shall have the right to deduct from any payment to be made pursuant to the Plan the amount of any taxes required by law to be withheld therefrom, or to require a Participant to pay to the Company such amount required to be withheld prior to the issuance or delivery of any shares of Common Stock or the payment of cash under the Plan. The Committee may, in its discretion, permit a Participant to elect to satisfy such withholding obligation by (i) having the Company retain the number of shares of Common Stock, or (ii) tendering the number of shares of Common Stock, in either case, whose Fair Market Value equals the amount required to be withheld. Any fraction of a share of Common Stock required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash, to or by the Participant, as the case may be.

                     XVI. REGULATORY APPROVALS AND LISTINGS

         Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates evidencing Shares under this Plan prior to: (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable; (ii) the listing of such Shares on the Stock Exchange; and (iii) the completion of any registration or other qualification of the Shares under any state or federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

                XVII. NO RIGHT TO CONTINUED EMPLOYMENT OR GRANTS

         No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or its subsidiaries or affiliates. Further, the Company and its subsidiaries and affiliates expressly reserve the right at any time to terminate the employment of any Participant free from any liability, or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

                            XVIII. CHANGE IN CONTROL

         18.1     Vesting and Deferral.

                  (i) Vesting. Immediately upon a Change in Control, all outstanding Awards shall vest automatically, all forfeiture restrictions shall lapse and all Performance Share Awards shall be deemed earned at the commendable Performance Goal level.

                  (ii) Deferral. In connection with a Change in Control, the Committee may permit Participants to change a prior deferral election with respect to amounts deferred pursuant to Article XI of the Plan, under such administrative policies as the Committee may establish under the Plan, which policies shall not be inconsistent with the provisions of Article XI of the Plan. Accounts denominated in cash immediately prior to a Change in Control shall continue to be denominated in cash following a Change in Control. Accounts denominated in Shares immediately prior to a Change in Control shall, following such Change in Control, be denominated in (a) such form of consideration as the Participant would have received had the Participant been the owner of record of such Shares at the time of such Change in Control, in the case of a Change in Control With Consideration and (b) Shares, in the case of a Change in Control Without Consideration.

                  (iii) Definitions. "Change in Control With Consideration" shall mean a Change in Control in which Shares are exchanged or surrendered for shares, cash or other property. "Change in Control Without Consideration" shall mean a Change in Control pursuant to which Shares are not exchanged or surrendered for shares, cash or other property.

                  18.2     Payment and Rollover.

                  (i) Payment of Deferral Accounts. In the absence of a timely deferral election (or redeferral election, as the case may be) by a Participant, the Company shall, within 10 days after the occurrence of a Change in Control, (a) issue, or cause to be issued, for any Shares credited to a Participant's deferral account, (1) such form of consideration as the Participant would have received had the Participant been the owner of record of such Shares at the time of such Change in Control, in the case of a Change in Control With Consideration and (2) Shares, in the case of a Change in Control Without Consideration and (b) make, or cause to be made, a cash lump sum payment to the Participant for any deferred cash Awards and any accrued interest and Dividend Equivalents.

                  (ii) Payment of Restricted Stock Awards and Performance Share Awards. With respect to outstanding Restricted Stock Awards and Performance Share Awards deemed earned pursuant to Section 18.1 of the Plan, the Company shall, within 10 days after the occurrence of a Change in Control, (a) issue or cause to be issued, for any Shares covered by such Awards, (i) such form of consideration as the Participant would have received had the Participant been the owner of record of such Shares at the time of such Change in Control, in the case of a Change in Control With Consideration and (ii) Shares, in the case of a Change in Control Without Consideration and (b) make, or cause to be made, a lump sum cash payment to the Participant for any accrued interest and Dividend Equivalents.

                  (iii) Stock Option Rollover or Cash-Out. With respect to outstanding Stock Options which have vested pursuant to Section 18.1 of the Plan, unless the Committee has determined to make an equitable adjustment or substitution of such Stock Options pursuant to Section
         14.2 of the Plan as a result of the Change in Control, upon a Change in Control the Company shall cancel such Stock Options and, within 10 days thereafter, the Company shall make or cause to be made a cash payment to each holder thereof in an amount equal to the excess, if any, of the Change in Control Price over the option exercise price, multiplied by the number of Shares subject to such Stock Option.

         18.3 It is recognized that under certain circumstances: (a) payments or benefits provided to a Participant might give rise to an "excess parachute payment" within the meaning of Section 280G of the Code; and (b) it might be beneficial to a Participant to disclaim some portion of the payment or benefit in order to avoid such "excess parachute payment" and thereby avoid the imposition of an excise tax resulting therefrom; and (c) under such circumstances it would not be to the disadvantage of the Company or CBE to permit the Participant to disclaim any such payment or benefit in order to avoid the "excess parachute payment" and the excise tax resulting therefrom.

         Accordingly, the Participant may, at the Participant's option, exercisable at any time or from time to time, disclaim any entitlement to any portion of the payment or benefits arising under this Plan which would constitute "excess parachute payments," and it shall be the Participant's choice as to which payments or benefits shall be so surrendered, if and to the extent that the Participant exercises such option, so as to avoid "excess parachute payments."

         18.4 The granting of Awards under the Plan shall in no way affect the right of the Company or CBE to adjust, reclassify, reorganize or otherwise change its capital or business structures or to merge, consolidate, dissolve, liquidate, sell or transfer all or any portion of its business or assets.

                    XIX. AMENDMENT, MODIFICATION, SUSPENSION
                                 OR TERMINATION

         The Board may amend, modify, suspend or terminate (individually or in the aggregate, a "Change") this Plan for any purpose except that: (i) no Change that would impair the rights of any Participant under any Award previously granted to such Participant shall be made without such Participant's consent,
(ii) no Change shall be effective prior to approval by CBE's shareholders to the extent such approval is required: (a) pursuant to Rule 16b-3 in order to preserve the applicability of any exemption provided by such rule to any Award then outstanding (unless the holder of such Award consents); (b) pursuant to
Section 162(m) of the Code; or (c) otherwise required by applicable legal requirements including applicable requirements of the Stock Exchange on which CBE is listed and (iii) following a Change in Control, the terms and conditions of deferrals under the Plan may not be changed to the detriment of any Participant without such Participant's written consent.

                                XX. GOVERNING LAW

         The validity, construction and effect of the Plan and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of Ohio and applicable Federal law.

                           XXI. RIGHTS AS SHAREHOLDER

         Except as otherwise provided in the Award Agreement, a Participant shall have no rights as a shareholder until he or she becomes the holder of record.

                  XXII. OTHER BENEFIT AND COMPENSATION PROGRAMS

         Unless otherwise specifically provided to the contrary in the relevant plan, program or practice, settlements of Awards received by Participants under the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company or CBE benefit plan, program or practice or any severance pay law of any country. Further, the Company and CBE may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

                              XXIII. UNFUNDED PLAN

         Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such rights (unless otherwise determined by the Committee) shall be no greater than the rights of an unsecured general creditor of the Company.

                              XXIV. USE OF PROCEEDS

         The cash proceeds received by the Company from the issuance of Shares pursuant to Awards under the Plan shall constitute general funds of the Company.

                           XXV. SUCCESSORS AND ASSIGNS

         The Plan shall be binding on all successors and assigns of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

                              XXVI. EFFECTIVE DATE

         This Plan shall be effective as of the date it is approved by the Board of Directors of CBE. Notwithstanding the foregoing, the authorization of an additional 5,000,000 Shares available for Awards under the Plan and the extension of the Plan's term to November 7, 2010 is expressly conditioned upon approval by CBE's shareholders at the 2004 annual meeting. If the shareholders of CBE shall fail to approve the authorization of such additional Shares and extension of the Plan's term, any grants of Awards hereunder shall be null and void to the extent the Awards are made from such additional Shares. Subject to earlier termination pursuant to Section XIX, the term of the Plan shall be extended from November 7, 2005 to November 7, 2010. After termination of the Plan, no future Awards may be granted but previously granted Awards shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Plan.

                              XXVII. INTERPRETATION

         The Plan as applicable to certain employees is designed and intended to comply with Rule 16b-3 promulgated under the Exchange Act and with Section 162(m) of the Code, and all provisions hereof shall be construed in a manner to so comply with respect to such employees.

                      HOW TO RECEIVE YOUR ANNUAL REPORT AND
                             PROXY STATEMENT ON-LINE

         You may receive future Cooper Industries, Ltd. annual reports and proxy statements on-line on the Internet by submitting your consent to Cooper. This will save Cooper postage and printing expenses and make information available to you faster. If you have already consented to receive future annual reports and proxy statements on-line, no action is necessary because your consent remains effective until you change or revoke your consent.

         Most shareholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. If you are a registered shareholder and you wish to consent to Internet delivery of future annual reports and proxy statements, follow the instructions set forth below.

         o  Log onto the Internet and go to the web site:
            HTTP://WWW.ECONSENT.COM/CBE (If you are voting your shares this year using the Internet, you can link to this web site directly from the web site where you vote your shares.)

         o  Follow the instructions provided.

         If you are not a registered shareholder and you wish to consent to Internet delivery of future annual reports and proxy statements, please contact the bank, broker or other holder of record through which you hold your shares and inquire about the availability of such option for you.

         If you consent, when Cooper's 2004 Annual Report and the Proxy Statement for the 2005 Annual Meeting of Shareholders become available, you will be notified by e-mail on how to access them on the Internet.

         If you do elect to receive your Cooper materials via the Internet, you can still request paper copies by contacting Cooper Industries, Ltd. at 600 Travis, Suite 5800, Houston, Texas 77002-1001, Attn: Public Affairs
Department. Also, you may change or revoke your consent at any time by going to the above web site and following the applicable instructions.


                                   DETACH HERE
--------------------------------------------------------------------------------

                                      PROXY

                             COOPER INDUSTRIES, LTD.               (COOPER LOGO)

P                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                  APRIL 27, 2004
R                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

O The undersigned shareholder of Cooper Industries, Ltd. ("Cooper") appoints Diane K. Schumacher and Terrance V. Helz, or either of them, proxies, with
X full power of substitution, to vote all shares of stock that the shareholder would be entitled to vote if present at the Annual Meeting of Shareholders
Y of Cooper on Tuesday, April 27, 2004, at 11:00 a.m. (Central Time) in the J.P. Morgan Chase Center Auditorium, 601 Travis Street, Houston, Texas, and at any adjournments or postponements thereof, with all powers the shareholder would possess if present. The shareholder hereby revokes any proxies previously given with respect to such meeting.

    THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE, BUT IF NO SPECIFICATION IS MADE, IT WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR
    (S.G. BUTLER, D.F. SMITH, G.B. SMITH), FOR PROPOSALS 2 AND 3, AGAINST PROPOSALS 4 AND 5, AND IN THE DISCRETION OF THE PROXIES ON OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

    This card also constitutes voting instructions for any shares held for the shareholder in Cooper's Dividend Reinvestment and Stock Purchase Plan and the Cooper Industries, Inc. Retirement Savings and Stock Ownership Plan, as well as any shares acquired through Cooper's Employee Stock Purchase Plan that are being held in a book-entry account at EquiServe Trust Company N.A., as described in the Notice of Meeting and Proxy Statement.

                                      (Please date and sign on the reverse side)

COOPER INDUSTRIES, LTD.
                                                                   (COOPER LOGO)
C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8631
EDISON, NJ 08818-8631

You may vote your proxy 24 hours a day, 7 days a week, using either a touch-tone telephone or electronically through the Internet. Voting by touch-tone telephone or through the Internet are cost-effective and convenient ways to vote your shares. YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 12:00 MIDNIGHT NEW YORK TIME ON APRIL 26,2004.

Telephone and Internet proxy voting is permitted under the laws of the jurisdiction in which Cooper is incorporated. Your telephone or Internet vote authorizes the proxies named on the above proxy card to vote your shares in the same manner as if you marked, signed, and returned your proxy card.


                        --------------------------------
                        |                              |
                        |                              |
                        --------------------------------
                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

-------------------------------------        -----------------------------------
| VOTE-BY-INTERNET                  |        | VOTE-BY-TELEPHONE               |
| LOG ONTO THE INTERNET AND GO TO   |        | CALL TOLL-FREE                  |
| HTTP://WWW.EPROXYVOTE.COM/CBE     |        | 1-877-PRX-VOTE (1-877-779-8683) |
|                                   |   OR   | FROM THE U.S. AND CANADA OR     |
| FOLLOW THE INSTRUCTIONS PROVIDED. |        | DIAL 001-201-536-8073 FROM      |
|                                   |        | OTHER COUNTRIES. FOLLOW THE     |
|                                   |        | RECORDED INSTRUCTIONS.          |
-------------------------------------        -----------------------------------

          OR Mark, sign and date your proxy card and return it in the postage-paid envelope. IF YOU ARE VOTING BY TELEPHONE OR THE
                  INTERNET,PLEASE DO NOT MAIL YOUR PROXY CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

--------------------------------------------------------------------------------

                                                                      |   9327
     PLEASE MARK                                                      |_ _ _
[X]  VOTES AS IN
     THIS EXAMPLE.

================================================================================
         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.
================================================================================


1. Election of Directors.              FOR      WITHHELD
   01. S.G. Butler              FOR    [ ]         [ ]   WITHHELD
   02. D.F. Smith               ALL                      FROM ALL
   03. G.B. Smith             NOMINEES                   NOMINEES

                [ ]
                    -----------------------------------------
                    For all nominees except as written above


2. Appoint Ernst & Young as independent auditors for the year ending 12/31/2004.

                     FOR            AGAINST          ABSTAIN
                     [ ]              [ ]              [ ]

3. Approve the Amended and Restated Stock Incentive Plan.

                     FOR            AGAINST          ABSTAIN
                     [ ]              [ ]              [ ]

================================================================================
                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                           AGAINST PROPOSALS 4 AND 5.
================================================================================

4. Shareholder proposal relating to social and environmental issues related to sustainability.

                     FOR            AGAINST          ABSTAIN
                     [ ]              [ ]              [ ]

5. Shareholder proposal relating to executive equity compensation plans.

                     FOR            AGAINST          ABSTAIN
                     [ ]              [ ]              [ ]


I plan to attend the meeting.  [ ]


Please sign this proxy exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.

Signature:                                           Date:
          --------------------------------------          ----------------------

Signature:                                           Date:
          --------------------------------------          ----------------------